(logo)                                                               PROSPECTUS
                                    VariTrak

       FLEXIBLE PREMIUM ADJUSTABLE BENEFIT VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                        NATIONAL LIFE INSURANCE COMPANY
              One National Life Drive, Montpelier, Vermont  05604
                          Telephone: (802) 229-3333

         This Prospectus describes the VariTrak Policy, a flexible premium adjustable benefit variable life insurance policy (the "Policy") offered by National Life Insurance Company ("National Life"). The Policy has an insurance component and an investment component. The primary purpose of the Policy is to provide insurance coverage on the life of the Insured. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the owner of a Policy (the "Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and (after the first Policy
Year) to increase or decrease the Death Benefit payable under the Policy. This Prospectus offers the Policy only in the state of New York.

      After certain deductions are made, Net Premiums are allocated to the National Variable Life Insurance Account, a separate account of National Life (the "Separate Account") or to National Life's General Account (which pays interest at declared rates guaranteed to equal or exceed 4%) or both. The Separate Account has thirteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds (each, a "Fund"): the Market Street Fund, Inc. (the "Market Street Fund"), managed by Sentinel Advisors Company, except as to the International Portfolio and the Money Market Portfolio, which are managed by Providentmutual Investment Management Company, the Variable Insurance Products Fund, managed by Fidelity Investments, and the Alger American Fund, managed by Fred Alger Management, Inc.

         The portion of the Accumulated Value in the Subaccounts will vary with the investment experience of the corresponding Portfolios. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no guaranteed minimum Accumulated Value for the Separate Account, and Cash Surrender Value may be more or less than premiums paid.

         The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios.

         The Accumulated Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge. Also, a Surrender Charge may be imposed if, during the first 15 Policy Years, the Policy lapses or is surrendered. Generally, during the first five Policy Years the Policy will remain in force as long as the Minimum Guarantee Premium is paid or the Cash Surrender Value is sufficient to pay Monthly Deductions imposed in connection with the Policy. After the fifth Policy Year, whether the Policy remains in force depends upon whether the Cash Surrender Value is sufficient to pay the Monthly Deductions under the Policy, unless the optional Guaranteed Death Benefit Rider has been purchased and Minimum Guarantee Premiums have been paid in accordance with such Rider.

         It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if the purchaser already owns an adjustable benefit variable life insurance policy.

                            -----------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE.

                            -----------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                            -----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            -----------------------

SHARES OF THE FUNDS AND INTERESTS IN THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                 Prospectus dated March 13, 1996, as amended

             September 26, 1996 and further amended March 3, 1997

                              TABLE OF CONTENTS

                                                                                                      PAGE
Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Summary Description of the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         The Policy Offered . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Availability of Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         The Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Flexibility to Adjust Amount of Death Benefit  . . . . . . . . . . . . . . . . . . . . . .
         Accumulated Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Allocation of Net Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Free-Look Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Charges Assessed in Connection with the Policy . . . . . . . . . . . . . . . . . . . . . .
                 Premium Tax Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Monthly Deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Transfer Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Withdrawal Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Projection Report Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Daily Charges Against the Separate Account . . . . . . . . . . . . . . . . . . . .
                 Other Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Policy Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Loan Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Withdrawal of Cash Surrender Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Surrender of the Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Available Automated Fund Management Features . . . . . . . . . . . . . . . . . . . . . . .
         Tax Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Unisex Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Illustrations of Death Benefits, Accumulated Value and Cash Surrender Value  . . . . . . .

National Life Insurance Company, The Separate Account, and The Funds  . . . . . . . . . . . . . . .
         National Life Insurance Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         The Market Street Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Common Stock Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Sentinel Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Aggressive Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Bond Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Managed Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The International Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Variable Insurance Products Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Equity-Income Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 High Income Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Overseas Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Alger American Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Alger American Small Capitalization Portfolio  . . . . . . . . . . . . . . . . . .
                 Alger American Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . .
         Termination of Participation Agreements  . . . . . . . . . . . . . . . . . . . . . . . . .

                                                                                                      PAGE
         Resolving Material Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         The General Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Detailed Description of Policy Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Death Benefit Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Option A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Option B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Which Death Benefit Option to Choose . . . . . . . . . . . . . . . . . . . . . . .
                 Change in Death Benefit Option . . . . . . . . . . . . . . . . . . . . . . . . . .
                 How the Death Benefit May Vary . . . . . . . . . . . . . . . . . . . . . . . . . .
         Ability to Adjust Face Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Increase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Decrease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         How the Duration of the Policy May Vary  . . . . . . . . . . . . . . . . . . . . . . . . .
         Accumulated Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Determination of Number of Units for the Separate Account  . . . . . . . . . . . .
                 Determination of Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Net Investment Factor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Calculation of Accumulated Value . . . . . . . . . . . . . . . . . . . . . . . . .
         Payment and Allocation of Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Issuance of a Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Amount and Timing of Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Premium Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Allocation of Net Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Policy Lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Charges and Deductions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Premium Tax Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Surrender Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Deferred Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Deferred Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Monthly Deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Cost of Insurance Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Cost of Insurance Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Rate Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Monthly Administrative Charge  . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Optional Benefit Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Separate Account Enhancement . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Withdrawal Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Transfer Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Projection Report Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Mortality and Expense Risk Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Other Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                                                                      PAGE
Policy Rights
         Loan Privileges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Interest Rate Charged  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Allocation of Loans and Collateral . . . . . . . . . . . . . . . . . . . . . . . .
                 Interest Credited to Amounts Held as Collateral  . . . . . . . . . . . . . . . . .
                 Preferred Policy Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Effect of Policy Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Loan Repayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Lapse With Loans Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Surrender Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Withdrawal of Cash Surrender Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Option A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Option B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Free-Look Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Telephone Transaction Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Special Transfer Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Transfer Right for Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Transfer Right for Change in Investment Policy
         Available Automated Fund Management Features . . . . . . . . . . . . . . . . . . . . . . .
                 Dollar Cost Averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Portfolio Rebalancing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Policy Rights Under Certain Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .

The General Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Minimum Guaranteed and Current Interest Rates  . . . . . . . . . . . . . . . . . . . . . .
                 Calculation of Non-loaned Accumulated Value in the General Account . . . . . . . .
         Transfers from General Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Policy Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Maturity at 99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Reduced Paid-Up Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Payment of Policy Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 The Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Change of Owner and Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . .
                 Split Dollar Arrangements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Assignments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Misstatement of Age and Sex  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Suicide  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Incontestability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Correspondence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Settlement Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Payment of Interest Only . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Payments for a Stated Time . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Payments for Life  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Payments of a Stated Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Life Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Joint and Two Thirds Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 50% Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                                                                      PAGE
Optional Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Waiver of Monthly Deductions . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Accidental Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Guaranteed Insurability Option . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Guaranteed Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Federal Income Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Tax Status of the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Tax Treatment of Policy Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Modified Endowment Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Distributions from Policies Classified as Modified Endowment Contracts . . . . . .
                 Distributions from Policies Not Classified as Modified Endowment Contracts . . . .
                 Policy Loan Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Investment in the Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Multiple Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Special Rules for Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . .
         Possible Charge for National Life's Taxes  . . . . . . . . . . . . . . . . . . . . . . . .

Policies Issued in Conjunction with Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . .
Legal Developments Regarding Unisex Actuarial Tables  . . . . . . . . . . . . . . . . . . . . . . .
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Changes in Applicable Law, Funding and Otherwise
Officers and Directors of National Life . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution of Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Policy Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
State Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Appendix A-Illustration of Death Benefits, Accumulated Values and
         Cash Surrender Values  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ACCUMULATED VALUE                           The sum of the Policy's values in the Separate Account and the General Account.

ATTAINED AGE                                The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                                 The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies.  The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life.  The interest of any
                                            Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE                        The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding
                                            Policy loans and accrued interest on such loans.

COLLATERAL                                  The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC TAX                                     A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code
                                            Section 848.

DATE OF ISSUE                               The date on which the Policy is issued, which is set forth in the Policy.  It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                               The Policy's Unadjusted Death Benefit, plus any dividends payable, plus any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding
                                            Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DURATION                                    The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                                 The Initial Face Amount plus any increases in Face Amount and minus any decreases in
                                            Face Amount.

GENERAL ACCOUNT                             The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                                A 61-day period measured from the date on which notice of pending lapse is sent by
                                            National Life, during which the Policy will not lapse and insurance coverage continues.
                                            To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash
                                            Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT
RIDER                                       An optional Rider that will guarantee that the Policy will not lapse prior to Attained
                                            Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy
                                            Date.

HOME OFFICE                                 National Life's Home Office at National Life Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                         The Face Amount of the Policy on the Date of Issue.  The Face Amount may be increased or decreased after the first Policy Year.

INSURED                                     The person upon whose life the Policy is issued.

ISSUE AGE                                   The age of the Insured at his or her birthday nearest the Date of Issue.  The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT                         The Minimum Face Amount is generally $50,000.  However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM                   The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the
                                            Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM                     The minimum premium required to issue a Policy.  It is equal to two times the Minimum
                                            Monthly Premium.

MINIMUM MONTHLY PREMIUM                     The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                            Age, sex and Rate Class of the Insured, and the Death Benefit Option and any optional benefits selected.  It is stated in each Policy.

MONTHLY ADMINISTRATIVE
CHARGE                                      A current charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses.  On a guaranteed basis, this charge may not exceed $7.50 per policy plus $0.07 per thousand of Face Amount per month.

MONTHLY DEDUCTION                           The amount deducted from the Accumulated Value on each Monthly Policy Date.  It includes the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE                         The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly
                                            Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly
                                            Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK                          The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

NET PREMIUM                                 The remainder of a premium after the deduction of the Premium Tax Charge.

OWNER                                       The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM                    The premium amount which the Owner plans to pay at the frequency selected.  The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium.
                                            The Owner is not required to pay the designated amount.

POLICY ANNIVERSARY                          The same day and month as the Date of Issue in each later year.

POLICY YEAR                                 A year that starts on the Date of Issue or on a Policy Anniversary.

PREMIUM TAX CHARGE                          A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                                  The classification of the Insured for cost of insurance purposes.  The Rate Classes are:
                                            preferred nonsmoker; standard nonsmoker; smoker; juvenile; and substandard.

RIDERS                                      Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                            The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 15 Policy Years.  The Maximum Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT                    Under Option A, the greater of the Face Amount or the applicable percentage of the
                                            Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the
                                            Accumulated Value on the date of death.  The Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                               Each day that the New York Stock Exchange is open for business other than the day after
                                            Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission.  Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date.

VALUATION PERIOD                            The time between two successive Valuation Days.  Each Valuation Period includes a
                                            Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                                  A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy.  The Withdrawal Charge
                                            will be deducted from the Withdrawal Amount.

                       SUMMARY DESCRIPTION OF THE POLICY

         The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise noted, this Prospectus assumes the Insured is alive.

THE POLICY OFFERED

         The VariTrak flexible premium adjustable benefit variable life insurance policy offered by this Prospectus is issued by National Life. The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

         (1)     Life insurance coverage on the named Insured;

         (2)     A Cash Surrender Value;

         (3)     Surrender and withdrawal rights and Policy loan privileges; and

         (4)     A variety of additional insurance benefits.

         The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the death of the Insured. It is not offered primarily as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's investment potential on a long-term basis. The Policy matures resulting in payment of the Cash Surrender Value, when the Insured reaches Attained Age 99.

         The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable benefit" because the Owner may, after the first Policy Year and within limits, increase or decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Accumulated Value will, vary to reflect the investment performance of the chosen subaccounts of the Separate Account, and the crediting of interest to the General Account, as well as other factors.

         The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Cash Surrender Value is insufficient to pay the Monthly Deduction for Cost of Insurance, Monthly Administrative Charges and any applicable Rider charges. During the first five Policy Years, and, if the optional Guaranteed Death Benefit Rider has been purchased, until the later of the Insured's Attained Age 70 or 20 Policy Years from the Date of Issue, the Policy will not lapse, even if the Cash Surrender Value is insufficient to pay the Monthly Deductions, so long as the Minimum Guarantee Premium has been paid.

         A prospective Owner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally it is not advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

         The Separate Account consists of thirteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding Portfolio that is part of one of the following Funds: the

Market Street Fund, the Variable Insurance Products Fund, and the Alger American Fund. There is no assurance that the investment objectives of a particular Portfolio will be met. The Owner bears the entire investment risk of amounts allocated to the Separate Account.

AVAILABILITY OF POLICY

         This Policy can be issued for Insureds from Issue Ages 0 to 85. The Minimum Face Amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a Policy, National Life will require that the proposed Insured meet certain underwriting standards satisfactory to National Life. The Rate Classes available are Preferred Nonsmoker, Standard Nonsmoker, Smoker, Juvenile, and Substandard. (See "Issuance of a Policy," Page ____.)

THE DEATH BENEFIT

         As long as the Policy remains in force, National Life will pay the Death Benefit to the Beneficiary upon receipt of due proof of the death of the Insured. The Death Benefit will consist of the Policy's Unadjusted Death Benefit, plus any dividends payable, plus any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

         There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Accumulated Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of the Accumulated Value. (See "Death Benefit Options," Page ____.)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

         After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page ____, and "Ability to Adjust Face Amount," Page ____.)

         Any change in Death Benefit Option or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions. A decrease in Face Amount may also affect the Monthly Deductions. (See "Cost of Insurance," Page ____.)

         To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, National Life will not effect the decrease.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Separate Account and the General Account. (See "Calculation of Accumulated Value," Page ____.)

         The Accumulated Value in the Separate Account will reflect the investment performance of the chosen Subaccounts of the Separate Account, any Net Premiums paid, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Account. There is no guaranteed minimum for the portion of the Accumulated Value in the Separate Account. Accumulated Value in the Separate Account may be greater or less than the Net Premiums allocated to the Separate Account.

         The General Account earns interest at rates National Life declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after all deductions and charges, is also guaranteed. National Life credits an additional

0.50% per annum on the non-loaned portion of the Accumulated Value in the General Account in each Policy Year beginning with Policy Year 11. The value of the General Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The General Account," Page ____.)

         The Collateral portion of the Accumulated Value in the General Account will reflect any amounts transferred from the Separate Account and/or non-loaned portion of the General Account as collateral for Policy loans, plus interest at rates National Life declares of at least 4%. The Collateral will be reduced by loan repayments. (See "Loan Privileges," Page ____.)

         The Accumulated Value is relevant to the computation of the Death Benefit and Cost of Insurance Charges.

ALLOCATION OF NET PREMIUMS

         Except as described below, Net Premiums will generally be allocated to the Subaccounts of the Separate Account and the General Account in accordance with the allocation percentages which are in effect for such premium when received at National Life's Home Office. These percentages will be those specified in the application or as subsequently changed by the Owner.

           Any portion of the initial Net Premium and any Net Premiums received before National Life receives at its Home Office a signed delivery receipt for the Policy, and until the date which is ten days after the date of such signed delivery receipt, that are designated to be allocated to the Separate Account will be allocated instead to the Money Market Subaccount. At the end of such period, the amount in the Money Market Subaccount (including investment experience) will be allocated to each of the chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Separate Account premium allocation percentages. (See "Allocation of Net Premiums," Page ____.)

TRANSFERS

         The Owner may make transfers of the amounts in the Subaccounts of the Separate Account and General Account between and among such accounts.
Transfers between the Subaccounts of the Separate Account or into the General Account will be made on the Valuation Day National Life receives the request. Transfers out of the General Account are limited in amount, and to one transfer per Policy Year. Currently transfers may be made without charge regardless of their frequency, and National Life has no present intent to impose a charge for transfers in the foreseeable future; however, National Life reserves the right, upon prior notice to Policy Owners, to impose in the future a charge of $25 on each transfer in excess of twelve transfers in any one Policy Year. (See "Transfers," Page ____.)

FREE-LOOK PRIVILEGE

         The Policy provides for an initial "free-look" period, during which the Owner may cancel the Policy and receive a refund equal to the gross premiums paid on the Policy. This free-look period ends on the latest of: (a) 45 days after Part A of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after National Life mails or personally delivers a Notice of Withdrawal Right to the Owner or any longer period provided by state law. To cancel the Policy, the Owner must return the Policy to National Life or to an agent of National Life within such time with a written request for cancellation. (See "Free-Look Privilege," Page ____.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

         Premium Tax Charge. A Premium Tax Charge will be deducted from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC Tax. The charge is in an amount of 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. National Life reserves the right to change the amount of the charge deducted from future premiums if the applicable law is changed. (See "Premium Tax Charge," Page ____.)

         Monthly Deductions. On the Date of Issue and on each Monthly Policy Date thereafter, the Accumulated Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly
Administrative Charge, and a charge for any additional benefits added by rider. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is, the Unadjusted Death Benefit less Accumulated Value) by the applicable cost of insurance rate(s), which will depend upon the Issue Age, sex, and Rate Class of the Insured, the Duration and policy size band of the Policy, and on National Life's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Insured's Attained Age, sex, Rate Class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance," Page ____.) The Monthly Administrative Charge is currently $7.50. (See "Monthly Administrative Charge," Page ____.) Beginning with Policy Year 11, National Life will credit a Separate Account Enhancement under which the Monthly Deductions are reduced by 0.50% per annum of the Accumulated Value in the Separate Account. (See "Separate Account Enhancement," Page ____.) The Separate Account Enhancement is guaranteed.

         Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. (See "Surrender Charge," Page ____.)

         The Deferred Administrative Charge varies by Issue Age, and is based
on Initial  Face Amount.   Charges per $1,000 of this amount for sample Issue
Ages are shown below. After the first five Policy Years, it declines linearly by month until the end of Policy Year 15, when it becomes zero.

         Sample
         Issue Age                Charge per $1000 of Initial Face Amount
         ---------                ---------------------------------------
           0-5                                None
            10                               $0.50
            15                               $1.00
            20                               $1.50
          25-85                              $2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

         The Deferred Sales Charge is calculated individually for each Policy, based on its Surrender Charge target premium. The Surrender Charge target premium is an annual amount, based on the Initial Face Amount, Issue Age, sex and Rate Class of the Insured, used solely for the purpose of calculating the Deferred Sales Charge. The Deferred Sales Charge is equal to the lesser of (a) 30% of the premiums received up to one Surrender Charge target premium, plus 10% of all premiums paid in excess of this amount but not greater than twice such amount, plus 9% of all premiums paid in excess of twice such amount, or
(b) an amount that during the first five Policy Years is equal to 50% of the Surrender Charge target premium and that then declines linearly by month through the end of the fifteenth Policy Year, when it becomes zero (or, if less, the maximum permitted under the New York nonforfeiture law).

     Daily Charge Against the Separate Account. A daily charge for National Life's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an annual rate which is currently 0.90% of the average daily net assets of the Separate Account. (See "Charges Against the Separate Account," Page ____.)

     Transfer Charge. Currently an unlimited number of transfers are permitted in each Policy Year without charge, and National Life has no current intent to impose a transfer charge in the foreseeable future; however, National Life reserves the right to impose in the future a charge of $25 for each transfer in excess of twelve transfers in any one Policy Year. (See "Transfer Charge," Page ____.)

     Withdrawal Charge. A charge equal to the lesser of 2% of the amount withdrawn or $25 will be deducted from each Withdrawal amount paid. (See "Withdrawal Charge," Page ____.)

     Projection Report Charge. National Life may impose a charge, not to exceed $25, for each projection report requested by the Owner. (See "Projection Report Charge, Page ___.)


     Other Charges. Shares of the Portfolios are purchased by the Separate Account at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios.

POLICY LAPSE AND REINSTATEMENT

   During the first five Policy Years, the Policy will not lapse if premiums in an amount at least equal to the Minimum Guarantee Premium have been paid, regardless of the amount of Cash Surrender Value. If, however, premiums paid are less than the Minimum Guarantee Premium, and the Cash Surrender Value on a Monthly Processing Date is insufficient to cover the Monthly Deduction then due, the Policy will lapse after a 61-day Grace Period unless a sufficient premium has been paid.

     An optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid on a timely basis. (See "Optional Benefits - Guaranteed Death Benefit," Page ___.)

     Subject to certain conditions, including evidence of insurability satisfactory to National Life and the payment of a sufficient premium, a Policy may be reinstated at any time within five years (or such longer period as may be required in a particular state) after the beginning of the Grace Period. (See "Reinstatement," Page ____.)

LOAN PRIVILEGE

         After the first Policy Year, the Owner may obtain Policy loans in an amount not exceeding, in the aggregate, the Cash Surrender Value less three Monthly Deductions.

         Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount. Policy loans outstanding when the Death Benefit becomes payable or the Policy is surrendered will be deducted from the proceeds otherwise payable.

         When a Policy loan is taken, Accumulated Value will be held in the General Account as Collateral for the Policy loan. Accumulated Value is taken from the Subaccounts of the Separate Account based on the instructions of the Owner at the time a loan is taken. If specific allocation instructions have not been received from the Owner, the Policy loan will be allocated to the Subaccounts based on the proportion that each Subaccount's value bears to the total Accumulated Value in the Separate Account. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out the Owner's instructions, the loan will not be processed until further instructions are received from the Owner. Accumulated Value will be taken from the non-loaned portion of the General Account as Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient. This amount held in the General Account as Collateral will earn interest at an effective annual rate National Life will determine prior to each calendar year. This rate will not be less than 4%, and National Life will credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to non-loaned Accumulated Value in the General Account for Policies still in their first ten Policy Years. National Life also currently intends, but is not obligated to continue, to make preferred loans available on the later of the Insured's Attained Age 65 and the end of Policy Year 20, in limited amounts. For such Policy loans the amount held in the General Account as Collateral will be credited with interest at an annual rate of 6%. However, National Life is not obligated to continue to make preferred loans available, and will make such loans available in its sole discretion. (See "Loan Privileges," Page ____.)

         Depending upon the investment performance of Cash Surrender Value and the amount of a Policy loan, the loan may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page ____.)

WITHDRAWAL OF CASH SURRENDER VALUE

         After the first Policy Anniversary, the Owner may, subject to certain restrictions, request a Withdrawal of Cash Surrender Value. The minimum amount for such Withdrawal is $500 (exceptions down to $100 may be made for employee benefit plans). The Withdrawal amount will be taken from the Subaccounts of the Separate Account based on instructions provided by the Owner at the time of the Withdrawal. If specific allocation instructions have not been received from the Owner, the Withdrawal will be allocated to the Subaccounts based on the proportion that the value in each account bears to the total Accumulated Value in the Separate Account. If the Accumulated Value in one or more Subaccounts is insufficient to carry out the Owner's instructions, the Withdrawal will not be processed until further instructions are received from the Owner. Withdrawal amounts will be taken from the General Account only to the extent that the Accumulated Value in the Separate Account is insufficient. If Death Benefit Option A is in effect, National Life will reduce the Face Amount by an amount equal to the lesser of (a) the amount of the withdrawal and
(b) the excess of the Face Amount divided by the applicable percentage over the Accumulated Value just after the withdrawal, but in any case not less than zero. (See "Withdrawal of Cash Surrender Value," Page ____.)

     A Withdrawal Charge will be deducted from the amount of each Withdrawal. (See "Charges and Deductions - Withdrawal Charge," Page ____.)

     If a requested Withdrawal would reduce the Face Amount below the Minimum Face Amount, the Withdrawal will not be allowed.

SURRENDER OF THE POLICY

         The Owner may at any time fully surrender the Policy and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any applicable Surrender Charge. (See "Surrender Privilege," Page ____.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

     National Life currently offers, at no charge to Policyowners, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. (For a description of these features, see "Contract Rights - Available Automated Fund Management Features," Page ____.)

TAX TREATMENT

         National Life believes (based upon Notice 88-128 and the proposed Regulations under Section 7702, issued on July 5, 1991) that a Policy issued on a standard Rate Class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a substandard basis, there is insufficient guidance to determine if such a Policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, an Owner should not be deemed to be in constructive receipt of

Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page ____.)

         Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page ____.)

         If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page ____.)

UNISEX POLICIES

         Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the Insured. (See "Policies Issued in Conjunction with Employee Benefit Plans", Page ____.) Thus, references in this Prospectus to sex-distinct cost of insurance rates and any values that vary by the sex of the Insured are not applicable to Policies issued in conjunction with employee benefit plans. Illustrations of the effect of these unisex rates on premiums, Cash Surrender Values, and Death Benefits are available from National Life on request.

ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATED VALUE AND CASH SURRENDER VALUE

         Illustrations of how investment performance of the Separate Account may cause the Death Benefit, the Accumulated Value and the Cash Surrender Value to vary are included in Appendix A commencing on page A-1.

         These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.


             NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT,
                                 AND THE FUNDS.

NATIONAL LIFE INSURANCE COMPANY

         National Life, a mutual life insurance company chartered in 1848 under Vermont law, is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1995, National Life's assets were over $5.7 billion. (See "Financial Statements," Page F__.)

THE SEPARATE ACCOUNT

         The Separate Account was established by National Life on February 1, 1985 under the provisions of the Vermont Insurance Law. It is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies National Life may issue.

         The Separate Account's assets are the property of National Life. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be chargeable with liabilities arising out of any other business that National Life may conduct. In addition to the net assets and other liabilities for the Policies, the Separate Account's net assets may in the future include amounts held to support other variable life insurance policies issued by National Life and amounts derived from expenses charged to the Policies by National Life which it currently holds in the Separate Account. From time to time these additional amounts will be transferred in cash by National Life to its General Account.

         The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under Federal securities laws.

THE MARKET STREET FUND

         The Common Stock, Sentinel Growth, Aggressive Growth, Bond, Managed, International, and Money Market Subaccounts of the Separate Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The Market Street Fund currently issues eight "series" or classes of shares, each of which represents an interest in a separate portfolio within the Fund, and seven of which are purchased and redeemed by the corresponding Subaccounts of the Separate Account: the Common Stock Portfolio, the Sentinel Growth Portfolio, the Aggressive Growth Portfolio, the Bond Portfolio, the Managed Portfolio, the International Portfolio and the Money Market Portfolio. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

         The investment objectives of the Market Street Fund's Portfolios eligible for purchase by the Separate Account are set forth below. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

         The Common Stock Portfolio. The Common Stock Portfolio seeks a combination of long-term growth of capital and current income with relatively low risk by investing in common stocks of many well-established companies.

         The Sentinel Growth Portfolio. The Sentinel Growth Portfolio seeks long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

         The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

         The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

         The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

         The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

         With respect to the Common Stock, Sentinel Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios, the Market Street Fund is advised by Sentinel Advisors Company ("SAC"), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. As compensation for its services, SAC receives monthly compensation as follows:

          Bond Portfolio - 0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million.

          Common Stock and Managed Portfolios - 0.40% of the first $100 million of the average daily net assets of each suchPortfolio and 0.35% of suchaverage daily net assets in excess of $100 million.

          Sentinel Growth and Aggressive Growth Portfolios - 0.50% of the first $20 million of the average daily net assets of each such Portfolio, 0.40% of the next $20 million of the average daily net assets of each such Portfolio and 0.30% of such average daily net assets of each such Portfolio in excess of $40 million.

          Money Market Portfolio - 0.25% of the average daily net assets of the Portfolio.

     With respect to the International Portfolio, the Market Street Fund is advised by Providentmutual Investment Management Company ("PIMC"), which is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. to provide investment advisory services in connection with the Portfolio. As compensation for the investment advisory services rendered, PIMC pays The Boston Company Asset Management, Inc. a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.


    In addition to the fee for the investment advisory services, the Market Street Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs. However, Provident Mutual has entered into an agreement with the Market Street Fund whereby it will reimburse the Aggressive Growth, Bond, Managed, and Money

Market Portfolios for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each Portfolio. National Life has entered into an agreement whereby it will reimburse the Common Stock and Sentinel Growth Portfolios for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each Portfolio. With respect to the International Portfolio, Provident Mutual has entered into an agreement with the Market Street Fund whereby it will reimburse the International Portfolio for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.75% of its average daily net assets. It is anticipated that these arrangements will continue, but neither Provident Mutual nor National Life are under any legal obligation to continue these reimbursement arrangements for any particular period of time; if they are terminated, Market Street Fund expenses may increase.

   A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which should be read together with this Prospectus.

VARIABLE INSURANCE PRODUCTS FUND

     The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund"). Like the Market Street Fund, the VIP Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund.

     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount, and Fidelity Overseas Subaccount of the Separate Account invest in shares of the Equity-Income Portfolio, Growth Portfolio, the High Income Portfolio, and the Overseas Portfolio, respectively, of the VIP Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge. The Separate Account purchases shares of the Portfolios from the VIP Fund in accordance with a participation agreement between the VIP Fund and National Life. The termination provisions of this participation agreement are described below.

     The investment objectives of the Portfolios of the VIP Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

     Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income producing equity securities. In choosing these securities, the Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

     Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

     The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

     For the Equity Income, Growth, and Overseas Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio and .45% for the Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     For the High Income Portfolio, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops (to as low as a marginal rate of .14%) as total assets in all these funds rise.

     2.  An individual fund fee rate of .35% for the High Income Portfolio.

   One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

   On behalf of Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors ("FIIA"). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio. FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited ("FIIAL U.K.").

         Currently, FMR U.K., FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

         Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

         For providing investment advice and research services the sub-advisors are compensated as follows:

   - FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

   - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

   - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR U.K., FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the Equity-Income and Growth Portfolios.

         A full description of the VIP Fund, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the attached Prospectus for the VIP Fund.

ALGER AMERICAN FUND

   The Separate Account has two Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. Like the Market Street Fund and the VIP Fund, the Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Alger American Fund.

   The Alger Small Cap Subaccount and the Alger Growth Subaccount of the Separate Account invest in shares of the Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio, respectively, of the Alger American Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge. The Separate Account purchases shares of the Portfolios from the Alger American Fund in accordance with a participation agreement between the Alger American Fund and National Life. The termination provisions of this participation agreement are described below.

   The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

   Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

   Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with a total market capitalization of $1 billion or greater. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

         The Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio are managed by Fred Alger Management, Inc. As compensation for the investment advisory services rendered, the Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio pay Fred Alger Management, Inc. a monthly fee at an annual rate of 0.85% and 0.75%, respectively of the average daily net assets of the relevant portfolio.

         In addition to the fee for the investment advisory services, the Alger American Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs. Fred Alger Management, Inc. has agreed that it will reimburse the Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio to the extent that annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed 1.50% of the average daily net assets of these Portfolios. In recent years, the expenses of these Portfolios have been substantially less than 1.50% of average daily net assets, and these agreements have not resulted in reimbursements to these Portfolios from Fred Alger Management, Inc.

         A full description of the Alger American Fund, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the attached Prospectus for the Alger American Fund.

TERMINATION OF PARTICIPATION AGREEMENTS

         The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Separate Account contain varying provisions regarding termination. In the case of the VIP Fund, the agreement provides for termination 1) upon one year's advance written notice by any party, 2) at National Life's option if shares of the Fund are not reasonably available to meet requirements of the Policies, 3) at the option of National Life or the Fund if certain enforcement proceedings are instituted against the other, 4) upon the vote of the Owners of Policies to substitute shares of another mutual fund, 5) at National Life's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or fails to meet certain diversification requirements, 6) at the option of the Fund or its principal underwriter if it determines that National Life has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 7) at the option of National Life if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 8) at the option of the Fund or its principal underwriter if National Life decides to make another mutual fund available as a funding vehicle for its policies.

         In the case of the Alger American Fund, the participation agreement provides for termination 1) upon 60 days' advance notice by either party, 2) at the option of the Fund or its principal underwriter, if the Policies cease to qualify as life insurance contracts under the Code, or if the Policies are not registered, issued or sold in accordance with applicable law, 3) at the option of any party, if the Trustees of the Fund determine that a material irreconcilable conflict exists, 4) at National Life's option, if formal proceedings are instituted against the Fund or its principal underwriter by the NASD, the SEC, any state securities or insurance department or any other regulatory body regarding the Fund's or such principal underwriter's duties under the agreement or related to the sale of Fund shares or the operation of the Fund, 5) at National Life's option, as to a Portfolio if it fails to meet diversification requirements under the Code, 6) at National Life's option, if shares of the

  Fund are not reasonably available to meet requirements of the Policies, 7) at National Life's option, if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, or applicable law precludes the use of such shares as the underlying investment media for the Policies, 8) at National Life's option, as to any Portfolio if that Portfolio fails to qualify as a regulated investment company under Subchapter M of the Code, 9) at the option of the Fund's principal underwriter if it determines that National Life has suffered material adverse changes in its business, operations, financial condition or prospects or is subject to material adverse publicity, or 10) at National Life's option if the Fund or its principal underwriter has suffered material adverse changes in its business, operations, financial condition or prospects or is subject to material adverse publicity.

       In the case of the Market Street Fund, the agreement provides for termination 1) on one year's advance notice by any party, 2) at National Life's option if shares of the Fund are not reasonably available to meet the requirements of the Policies, 3) at the option of the Fund or National Life if certain enforcement proceedings are instituted against the other, 4) upon vote of the Owners of Policies to substitute shares of another mutual fund,
  5) at the option of National Life or the Fund upon a determination that an irreconcilable material conflict exists between Owners of variable insurance products of all the separate accounts or the interests of participating insurance companies investing in the Fund, 6) at the option of National Life if it has withdrawn the Separate Account's investment in the Fund, 7) at National Life's option if the Fund ceases to qualify as a regulated investment company under the Code or fails to meet certain diversification requirements thereunder, or 8) at the option of any party upon another party's material breach of any provision of the agreement.

         Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

         Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and National Life has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to National Life, National Life will not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

  RESOLVING MATERIAL CONFLICTS

       The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

         In the event of a material conflict, National Life will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

  THE GENERAL ACCOUNT

         For information on the General Account, see page ____.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

   DEATH BENEFIT

       General. As long as the Policy remains in force, the Death Benefit of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option, unless the claim is contestable in accordance with the terms of the Policy. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. (See "Payment of Policy Benefits," Page __.) The Death Benefit payable under the designated Death Benefit Option will be the Unadjusted Death Benefit under that Death Benefit Option, increased by any additional benefits and any dividend payable, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

         Death Benefit Options.  The Policy provides two Death Benefit Options:
  Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page ___.

     Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

         Attained Age        Percentage                     Attained Age     Percentage
         ------------        ----------                     ------------     ----------
         40 and under        250%                           60               130%
            45               215%                           65               120%
            50               185%                           70               115%
            55               150%                           75  and over     105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000, and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).

     Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

     Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Accumulated Value and (b) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table above.

     Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option B, a Policy with a face amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000

Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year, the Death Benefit Option in effect may be changed by sending National Life a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Monthly Policy Date on or next following the date National Life receives the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Accumulated Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge (see "Monthly Deductions," Page __). Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the Cost of Insurance Charges over time because the Net Amount at Risk will, unless the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value, remain level as cost of insurance rates increase over time, rather than the Net Amount at Risk decreasing as the Accumulated Value increases. Changing from Option B to Option A will, if the Accumulated Value increases, decrease the Net Amount at Risk over time, thereby potentially offsetting the effect of increases and over time in the cost of insurance rates.

     The effects of these Death Benefit Option changes on the Face Amount, Unadjusted Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and an Accumulated Value of $100,000 and, therefore, an Unadjusted Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the
Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Unadjusted Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and an Accumulated Value of $50,000 and, therefore, the Unadjusted Death Benefit is $550,000 ($500,000 + $50,000) and the Net Amount at Risk is $500,000 ($550,000 - $50,000). If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Unadjusted Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, National Life will not effect the change.

     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ____).

     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value in the following circumstances. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.


ABILITY TO ADJUST FACE AMOUNT

       Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to National Life. The effective date of an increase will be the Monthly Policy Date on or next following National Life's approval of the request, and the effective date of a decrease is the Monthly Policy Date on or next following the date that National Life receives the written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page ___). The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.


       Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). The Owner may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to National Life of the Insured's insurability.

       On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Cash Surrender Value.

       An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance," Page ___).

         Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding National Life's receipt of the request. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, National Life will not effect the decrease.

       A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease an Owner's monthly Cost of Insurance Charges.

       For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the increase in Face Amount provided by the most recent increase; (b) the next most recent increases, in inverse chronological order; and (c) the Initial Face Amount.

HOW THE DURATION OF THE POLICY MAY VARY

         The Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first five Policy Years the Policy will not lapse if, as of the Monthly Policy Date that the Cash Surrender Value of the Policy first becomes insufficient to pay the charges, the Minimum Guarantee Premium has been paid. The Owner has certain rights to reinstate the Policy, if it should lapse. (See "Reinstatement," Page ___).

          In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account and, because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Accumulated Value and Cash Surrender Value will reflect the Net Premiums paid, investment performance of the chosen Subaccounts of the Separate Account, the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account, any transfers, any Withdrawals, any loans, any loan repayments, any loan interest paid, and charges assessed in connection with the Policy.

         Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

         Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions
- Mortality and Expense Risk Charge," Page __).

         Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2) The value attributable to the Policy in the General Account (See "The General Account," Page ___).

PAYMENT AND ALLOCATION OF PREMIUMS

         Issuance of a Policy. In order to purchase a Policy, an individual must make application to National Life through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer. If the Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered. The Minimum Face Amount of a Policy under National Life's rules is generally $50,000; however, exceptions may be made for employee benefit plans.

         National Life reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide National Life with satisfactory evidence of insurability. Acceptance is subject to National Life's underwriting rules. National Life reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page ___.)

         From the time the application for a Policy is signed until the time the Policy is issued, an applicant can, subject to National Life's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium. The Minimum Initial Premium will equal two times the Minimum Monthly Premium.

         The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant;
  (d) five days from the date National Life mails a notice of termination of coverage; (e) the time the Applicant first learns that the Company has terminated the temporary life insurance; or (f) the time the Applicant withdraws the application for life insurance.

           National Life will offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is equal to 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For
  GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

           The amount of the credit will be added to the initial premium payment, if any, submitted by the Policy Owner converting the term policy, and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, the credit will not be recaptured by National Life. The amount of the credit will not be included for purposes of calculating agent compensation.

           National Life will also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

         Amount and Timing of Premiums. Each premium payment must be at least $50. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

         At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. The Owner may request National Life to send a premium reminder notice at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under a "Check-O-Matic" plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed."

         The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner may pay premiums in any amount (subject to the $50 minimum and the limitations described in the next section), frequency and time period. Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force (except that if such premiums are at least equal to the Minimum Guarantee Premium, then the Policy will remain in force for at least 5 years, or for the period covered by the Guaranteed Death Benefit Rider if such Rider is purchased). Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value.

  Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner (unless the Policy is in its first five years, or the Guaranteed Death Benefit Rider has been purchased and remains applicable, in either case so long as the Minimum Guarantee Premium has been paid).

       Any payments made while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless National Life is notified in writing that the amount is to be applied as a loan repayment.

         Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. (However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.)

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Unadjusted Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, National Life will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be promptly refunded, and in the cases of premiums paid by check, after such check has cleared. If there is an outstanding loan on the Policy, the excess may instead be applied as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of
  (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

         The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, National Life will not effect such change. (See "Federal Income Tax Considerations," Page ___).

         Unless the Insured provides satisfactory evidence of insurability, National Life reserves the right to limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

         Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In the application for the Policy, the Owner will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. These allocations may be changed at any time by the Owner by written notice to National Life at its Home Office, or if the telephone transaction privilege has been elected, by telephone instructions (See "Telephone Transaction Privilege," Page ___).
  The percentages of each Net Premium that may be allocated to any Subaccount must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. Except in the circumstances described in the following paragraph, National Life will allocate the Net Premiums as of the Valuation Date it receives such premium at its Home Office, based on the allocation percentages then in effect.

         Any portion of the Initial Premium and any subsequent premiums received by National Life before National Life receives at its Home Office a signed delivery receipt for the Policy and for a 10 day period beginning with the date of such signed delivery receipt, which are to be allocated to the Separate Account will be allocated to the Money Market Subaccount. At the end of such period, National Life will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on the proportion that the allocation percentage set forth in the application for such Subaccount bears to the sum of the Separate Account premium allocation percentages then in effect.

         For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

         The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation percentages in light of market conditions and the Owner's overall financial objectives.

         Transfers. The Owner may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by making a written transfer request to National Life, or if the telephone transaction privilege has been elected, by telephone instructions to National Life (See "Telephone Transaction Privilege," Page ___). Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. The Owner may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. (For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page ___).

         Currently an unlimited number of transfers are permitted without charge, and National Life has no current intent to impose a transfer charge in the foreseeable future. However, National Life reserves the right, upon prior notice to Policy Owners, to change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, transfers resulting from Policy loans, the exercise of Special Transfer Rights (see "Policy Rights - Special Transfer Rights, Page ____), and the reallocation from the Money Market Subaccount following the 10-day period after the Date of Issue, will not be subject to a transfer charge and will not count against the five free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

         Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Minimum Guarantee Premium has been paid.

     In addition, if the Owner has elected at issue the Guaranteed Death Benefit Rider, and has paid the Minimum Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. See "Optional Benefits - Guaranteed Death Benefit, Page ___)."

         The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by National Life. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. The notice sent by National Life will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period by submitting evidence of the Insured's insurability satisfactory to National Life and payment of an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement, which is, unless otherwise required by state law, the Monthly Policy Date on or next following the date the reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

     Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page __.)

         For Policies that are intended to be used in STEP plans, prospective purchasers should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. In two audits, the Internal Revenue Service has proposed tax treatment less advantageous than intended, and those matters are currently in litigation. The plans under audit may have considerable differences from those a prospective Policy Owner may be considering, and the litigation regarding such plans may or may not be controlling with respect to STEP Plans of prospective Policy Owners. National Life does not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in STEP Plans, and recommends that prospective purchases of Policies seek independent tax advice with respect to applications in which particular tax consequences are sought.


                             CHARGES AND DEDUCTIONS

         Charges will be deducted in connection with the Policy to compensate National Life for (a) providing the insurance benefits set forth in the Policy;
(b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy.

PREMIUM TAX CHARGE

         A deduction of 3.25% of the premium will be made from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, the deduction will be 2.0% of each premium rather than 3.25%.

         The charge for state premium taxes reimburses National Life for state premium taxes associated with the Policies. National Life expects to pay an average state premium tax rate of approximately 2.0% of premiums for all states.

     The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income National Life receives from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by National Life that is attributable to the Policies. National Life believes that the DAC Tax charge is reasonable in relation to National Life's increased tax burden as a result of Section 848.

SURRENDER CHARGES

         A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year.

         This Surrender Charge is designed partially to compensate National Life for the cost of administering and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, and any advertising and underwriting costs. National Life does not expect the Surrender Charge to cover all of these costs. To the extent the Surrender Charge does not, National Life will cover the short-fall from its General Account assets, which may include profits from the Mortality and Expense Risk Charge.

         Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on Initial Face Amount. After the first five Policy Years, it declines linearly by Policy Month until the end of Policy Year 15, when it becomes zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

         Sample
         Issue Age                Charge per $1000 of Initial Face Amount
         ---------                ---------------------------------------
           0-5                                None
            10                               $0.50
            15                               $1.00
            20                               $1.50
          25-85                              $2.00

       For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.

         Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 5, this maximum equals 50% of the Surrender Charge target premium (which is an amount, based on the Initial Face Amount, Issue Age, sex and Rate Class of the Insured, used solely for the purpose of calculating the Deferred Sales Charge) for the Face Amount. Thereafter, the 50% declines linearly by month through the 180th month, after which it is zero. The Maximum Deferred Sales Charge will also be subject to the maximum imposed by New York State law, where applicable. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 30% of the premiums actually received up to one Surrender Charge target premium, plus 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus 9% of all premiums paid in excess of twice this amount.

                 To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. Assume that the Surrender Charge target premium ("SCTP") is $1,652, the initial Maximum Deferred Sales Charge is $826 (50% of $1,652) and the Insured pays annual premiums of $1,500 at the beginning of each Policy Year. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

                 Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred
                 Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)).
                 After
                 completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.


                 Deferred Sales Charge. The Deferred Sales Charge is the lesser of the Maximum Deferred Sales Charge and an amount calculated based on the Insured's actual premium payments.
                 The Maximum Deferred Sales Charge in effect for the first five Policy Years is $826. The Maximum Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15.
                 Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Maximum Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))). After the completion of the 15th Policy Year, the Maximum Deferred Sales Charge is $0. The schedule of Maximum Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.


                 The Maximum Deferred Sales Charge is compared to an amount calculated as a function of premiums actually paid and the SCTP. The amount is calculated as the sum of 30% of premiums paid up to the first SCTP ($1,652), 10% of premiums paid in excess of the first SCTP but not more than two SCTP's (from $1,653 to $3,304), and 9% of premiums paid in excess of two SCTP's (above $3,304). As an example, the calculated amounts in Policy Years 1 through 5 and Policy Year 8 would be as follows:




-------------------------------------------------------------------------------------------------------------
                                                  Amount at 10%
 Policy    Cumulative    Amount at 30%            (From $1,653              Amount at 9%
 Year      Premiums      (Below $1,652)           to $3,304)                (Above $3,304)          Total
-------------------------------------------------------------------------------------------------------------
1          $ 1,500       $1,500x.30=$450.00                     -                          -        $  450.00
-------------------------------------------------------------------------------------------------------------

2          $ 3,000       $1,652x.30=$495.60       $1,348x.10=$134.80                       -        $  630.40
-------------------------------------------------------------------------------------------------------------

3          $ 4,500       $1,652x.30=$495.60       $1,652x.10=$165.20        $1,196x.09=$107.64      $  768.44
-------------------------------------------------------------------------------------------------------------

4          $ 6,000       $1,652x.30=$495.60       $1,652x.10=$165.20        $2,696x.09=$242.64      $  903.44
-------------------------------------------------------------------------------------------------------------

5          $ 7,500       $1,652x.30=$495.60       $1,652x.10=$165.20        $4,196x.09=$377.64      $1,038.44
-------------------------------------------------------------------------------------------------------------

8          $12,000       $1,652x.30=$495.60       $1,652x.10=$165.20        $8,696x.09=$782.64      $1,443.44
-------------------------------------------------------------------------------------------------------------

                 The total calculated amount would be compared to the Maximum Deferred Sales Charge to determine the applicable Deferred Sales Charge. For example, the Deferred Sales Charge in the first five years would be the following:

-------------------------------------------------------------------------------------------------------------
                            (A)                      (B)
-------------------------------------------------------------------------------------------------------------
                                               Maximum Deferred           Deferred Sales Charge
  Policy Year      Calculated Amount           Sales Charge               (Lesser of (A) and (B)
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
      1                $  450.00                  $826.00                       $450.00
-------------------------------------------------------------------------------------------------------------
      2                $  630.40                  $826.00                       $630.40
-------------------------------------------------------------------------------------------------------------
      3                $  768.44                  $826.00                       $768.44
-------------------------------------------------------------------------------------------------------------
      4                $  903.44                  $826.00                       $826.00
-------------------------------------------------------------------------------------------------------------
      5                $1,038.44                  $826.00                       $826.00
-------------------------------------------------------------------------------------------------------------




                 In this example, the charge based on SCTP is less than the Maximum Deferred Sales Charge until the fourth Policy Year. Thereafter, the Maximum Deferred Sales Charge is less than the charge based on SCTP. For example, the Deferred Sales Charge in the first month of the eighth Policy Year will be the Maximum Deferred Sales Charge of $655.34 (calculated above) since this is less than $1,443.44 (the calculated amount based on premiums paid).

MONTHLY DEDUCTIONS

     Charges will be deducted from the Accumulated Value on the Date of Issue and on each Monthly Policy Date to compensate National Life for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of three components - (a) the Cost of Insurance Charge, (b) the Monthly Administrative Charge, and (c) the cost of any additional benefits provided by Rider. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from Policy Month to Policy Month, the Monthly Deduction may vary in amount from Policy Month to Policy Month. The Monthly Deduction will be deducted on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless the Owner has elected at the time of application, or later requests in writing, that the Monthly Deduction be made from the Money Market Subaccount. If a Monthly Deduction cannot be made from the Money Market Subaccount, where that has been elected, the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount will be made on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account.

         Cost of Insurance Charge. Because the Cost of Insurance Charge depends upon several variables, the cost for each Policy Month can vary. National Life will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

         The Net Amount at Risk on any Monthly Policy Date is the amount by which the Unadjusted Death Benefit on that Monthly Policy Date, adjusted by a factor, exceeds the Accumulated Value. This factor is 1.00327234, and is used to reduce the Net Amount at Risk, solely for purposes of computing the Cost of Insurance Charge, by taking into account assumed monthly earnings at an annual rate of 4%.

The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Accumulated Value is first considered part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

         A cost of insurance rate is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Rate Class on the Date of Issue is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Rate Class applicable to the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate for the Rate Class for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount.

         Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

         Cost of Insurance Rate. The guaranteed maximum cost of insurance rates are set forth in the Policy, and will depend on the Insured's Attained Age, sex, Rate Class, and the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table. For Policies issued in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will depend on the Insured's Attained Age, Rate Class and the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB. The actual cost of insurance rates used ("current rates") will depend on the Insured's Issue Age, sex, and Rate Class, as well as the Policy's Duration and size. Generally, the current cost of insurance rates for a given Attained Age will be less than for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. National Life periodically reviews the adequacy of its current cost of insurance rates and may adjust their level. However, they will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.

          Policies may also be issued on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

         Rate Class. The Rate Class of the Insured will affect the guaranteed and current cost of insurance rates. National Life currently places Insureds into preferred nonsmoker, standard nonsmoker, smoker, juvenile classes, and substandard classes. Smoker, juvenile, and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

         Since the nonsmoker designation is not available for Insureds under Attained Age 20, shortly before an Insured attains age 20, National Life will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured either does not initiate a change in Rate Class or does not qualify as a nonsmoker, guaranteed cost of insurance rates will remain as shown in the Policy. However, if the Insured qualifies as a nonsmoker, the guaranteed and current cost of insurance rates will be changed to reflect the nonsmoker classification.

     Current cost of insurance rates will also vary by Policy size, in the following bands: those with Unadjusted Death Benefits less than $250,000; those with Unadjusted Death Benefits between $250,000 and $999,999, inclusive; and those with Unadjusted Death Benefits of $1,000,000 and over. Cost of insurance rates will be lower as the Policy size band is larger.

         Monthly Administrative Charge. National Life administers the Policy and the Separate Account and, therefore, will incur certain ordinary administrative expenses. National Life therefore assesses a Monthly Administrative Charge. The Monthly Administrative Charge will be deducted from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. This charge is intended to reimburse National Life for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs, and is not intended to produce a profit. The current Monthly Administrative Charge is $7.50 per policy. The Monthly Administrative Charge will never be greater than $7.50 per Policy plus $0.07 per thousand of Face Amount.

         Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits", on page below.

         Separate Account Enhancement. National Life will reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account.

     The Separate Account Enhancement is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the Separate Account Enhancement calculated for the current Monthly Policy Date will be $4.16 ($10,000 X
 .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, the $4.16 Separate Account Enhancement is netted against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.

MORTALITY AND EXPENSE RISK CHARGE

         A daily charge will be deducted from the value of the net assets of the Separate Account to compensate National Life for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. The mortality risk assumed by National Life is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

         If the Mortality and Expense Risk Charge proves insufficient, National Life will provide for all Death Benefits and expenses and any loss will be borne by National Life. Conversely, National Life will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

WITHDRAWAL CHARGE

         At the time of a Withdrawal, National Life will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. This Withdrawal Charge will be deducted from the Withdrawal amount. The Withdrawal Charge is intended to reimburse National Life for expenses incurred in processing Withdrawals, and is not intended to produce a profit.

TRANSFER CHARGE

     Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account, and transfers from the
General Account to the Separate Account are permitted within the limits
described on page   , in each case without charge.  National Life has no
present intention to impose a transfer charge in the foreseeable future. However, National Life reserves the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. The Transfer Charge would be imposed to compensate National Life for the costs of processing such transfers, and would not be designed to produce a profit.

     If imposed, the transfer charge will be deducted from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights, the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features. These transfers will not count against the five free transfers in any Policy Year.

PROJECTION REPORT CHARGE

     National Life may impose a charge, not to exceed $25, for each projection report requested by the Owner. This report will project future values and future Death Benefits for the Policy. National Life will notify the Owner in advance of the amount of the charge, and the Owner may elect to pay the charge in advance. If not paid in advance, this charge will be allocated among and deducted from the Subaccounts of the Separate Account and/or the General Account in proportion to their respective Accumulated Values on the date of the deduction. The charge would be imposed to reimburse National Life for its expenses in preparing the projection reports, and would not be intended to produce a profit.





OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

         More detailed information is contained in the Funds Prospectuses which are attached to or accompany this Prospectus.

                                 POLICY RIGHTS

LOAN PRIVILEGES

         General. The Owner may at any time after the first anniversary of the Date of Issue (and during the first year where required by law) borrow money from National Life using the Policy as the only security for the loan.
The Owner may obtain Policy loans while the Policy is in force in an amount not exceeding the Policy's Cash Surrender Value on the date of receipt of the loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest. Loans may be taken by making a written request to National Life at its Home Office, or, if the telephone transaction privilege has been elected, by providing telephone instructions to National Life at its Home Office. Loan proceeds will be paid within seven days of a valid loan
request (See "Telephone Transaction Privilege," Page    ).  National Life
limits the amount of a Policy loan taken pursuant to telephone instructions to $10,000.

         Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. Interest is charged from the date of the loan and is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate.

         Allocation of Loans and Collateral. When a Policy loan is taken, Accumulated Value is held in the General Account as Collateral for the Policy loan. Accumulated Value is taken from the Subaccounts of the Separate Account based upon the instructions of the Owner at the time the loan is taken. If specific allocation instructions have not been received from the Owner, the Policy loan will be allocated to the Subaccounts based on the proportion that each Subaccount's value bears to the total Accumulated Value in the Separate Account. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out the Owner's instructions, the loan will not be processed until further instructions are received from the Owner. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient. Any loan interest due and unpaid will be allocated among and transferred first from the Subaccounts of the Separate Account in proportion to the Accumulated Values held in the Subaccounts, and then from the non-loaned portion of the General Account.

         The Collateral for a Policy loan will initially be the loan amount. Any loan interest due and unpaid will be added to the Policy loan. National Life will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account, and hold the Collateral in the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, National Life will credit the amount held in the General Account as Collateral with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

         In Policy Years 11 and thereafter, National Life will credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years.

         Preferred Policy Loans. National Life currently intends, but is not obligated to continue, to make preferred Policy loans available, on the later of the Insured's Attained Age 65 and the beginning of Policy Year 21, in maximum amounts of 5% of Accumulated Value per year, subject to a cumulative maximum of 50% of Accumulated Value. For such preferred Policy loans amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. If both preferred and non-preferred loans exist at the same time, any loan repayment will be applied first to the non-preferred loan. National Life is not obligated to continue to make preferred loans available, and will make such loans available in its sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.

         Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Accumulated Value in the General Account not held as Collateral is less than or greater than the interest being credited on the amounts held as Collateral in the General Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the Accumulated Value in the General Account not held as Collateral. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         Loan Repayments. National Life will assume that any payments made while there is an outstanding loan on the Policy are premium payments, rather than loan repayments, unless it receives written instructions that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

         Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page ___ and "Policy Lapse," Page ____.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

         Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page ___).

SURRENDER PRIVILEGE

         At any time before the death of the Insured, the Owner may surrender the Policy for its Cash Surrender Value. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any applicable Surrender Charge. The Cash Surrender Value will be determined by National Life on the Valuation Day it receives, at its Home Office, a written surrender request signed by the Owner, and the Policy. A surrender may not be requested over the telephone. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request and the Policy to National Life. Surrender proceeds will ordinarily be mailed by National Life to the Owner within seven days of receipt of the request. (See "Other Policy Provisions - Payment of Policy Benefits", Page ____).

     A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___).

WITHDRAWAL OF CASH SURRENDER VALUE

         At any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary, the Owner may withdraw a portion of the Policy's Cash Surrender Value. The minimum amount which may be withdrawn is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on page ____.

         The Withdrawal will be taken from the Subaccounts of the Separate Account based upon the instructions of the Owner at the time of the Withdrawal. If specific allocation instructions have not been received from the Owner, the Withdrawal will be allocated to the Subaccounts based on the proportion that each Subaccount's value bears to the total Accumulated Value in the Separate Account. If the Accumulated Value in one or more Subaccounts is insufficient to carry out the Owner's instructions, the Withdrawal will not be processed until further instructions are received from the Owner. Withdrawals will be taken from the General Account only to the extent that Accumulated Value in the Separate Account is insufficient.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page ___.)

         Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                 If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                 For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                 Under Option A, a contract with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that the Owner takes a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to the Owner will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                 If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                 Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that the Owner takes a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to the Owner will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

         Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                 If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                 Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume the Owner takes a Withdrawal of $20,000. The Withdrawal Charge will be $25 and the amount paid to the Owner will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                 If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                 Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume the Owner takes a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount paid to the Owner will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death
         Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

         Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

         Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance," Page ___). Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page ___). A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, National Life will not allow such Withdrawal.

       Withdrawals may be requested only by sending a written request, signed by the Owner, to National Life at its Home Office. A Withdrawal may not be requested over the telephone. A Withdrawal will ordinarily be paid within seven days of receipt at the Home Office of a valid Withdrawal request.

         A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits", Page ___).

FREE-LOOK PRIVILEGE

         The Policy provides for a "free-look" period, during which the Owner may cancel the Policy and receive a refund equal to the gross premiums paid on the Policy. This free-look period ends on the latest of: (a) 45 days after Part A of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after National Life mails the Notice of Withdrawal Right to the Owner, or any longer period provided by state law. To cancel the Policy, the Owner must return the Policy to National Life or to an agent of National Life within such time with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

         If the telephone transaction privilege has been elected by providing a proper written authorization to National Life, an Owner may effect changes in premium allocation, transfers, and loans of up to $10,000 by providing instructions to National Life at its Home Office over the telephone. National Life reserves the right to suspend telephone transaction privileges at any time, for any reason, if it deems such suspension to be in the best interests of Policy Owners.

     National Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If National Life follows these procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. National Life may be liable for any such losses if those reasonable procedures are not followed. The procedures to be followed for telephone transfers will include one or more of the following: requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

SPECIAL TRANSFER RIGHTS

         Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

         Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, the Owner may transfer the portion of the Accumulated Value in such Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

     National Life currently offers, at no charge to Owners, the following automated fund management features. However, National Life is not legally obligated to continue to offer these features, and although it has no current intention to do so, it may cease offering one or both such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

     Dollar Cost Averaging. This feature permits an Owner to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. It may be elected at issue by marking the appropriate box on the initial application, and completing the appropriate instructions, or, after issue, by filling out similar information on a change request form and sending it to the Home Office.

     If this feature is elected, the amount to be transferred will be taken from the Money Market Subaccount and transferred to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date (starting with the Monthly Policy Date next succeeding the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts would normally have occurred after expiration of the 10-day free look period after the Owner receives the Policy, or next succeeding the date of an election subsequent to purchase), until the amount in the Money Market Fund is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. An Owner may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

     This feature allows an Owner to move funds into the various investment types on a more gradual and systematic basis than the frequency on which premiums are paid. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This will result, over time, in a lower cost per unit than the average of the unit costs on the days on which the automated purchases are made. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

     Portfolio Rebalancing. This feature permits an Owner to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on the Owner's premium allocation percentages in effect at the time of the rebalancing. It may be elected at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

     In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Policy Anniversary, and each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the

Monthly Policy Date on or next following the date that the election is received at the Home Office, and subsequent rebalancing transfers will occur every six months from such date. An Owner may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to the Home Office.

     In the event that an Owner changes the Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless the Owner specifically directs otherwise.

     Portfolio rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums.

POLICY RIGHTS UNDER CERTAIN PLANS

     Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

                              THE GENERAL ACCOUNT

         An Owner may allocate some or all of the Net Premiums and transfer some or all of the Accumulated Value to National Life's General Account. National Life credits interest on Net Premiums and Accumulated Value allocated to the General Account at rates declared by National Life (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. National Life's General Account supports its insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

         The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  MINIMUM GUARANTEED AND CURRENT INTEREST RATES

         The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. National Life may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since National Life, in its sole discretion, anticipates changing the current interest rate from time to time, allocations to the General Account made at different times are likely to be credited with different current interest rates. An interest rate will be declared by National Life each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, National Life reserves the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). Any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of National Life. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

         Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

         National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than 12 months.

         National Life will credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to non-loaned Accumulated Value in the General Account for Policies still in their first ten Policy Years.

         Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

         Interest will be credited to the non-loaned Accumulated Value in the General Account on each Monthly Policy Date as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

TRANSFERS FROM GENERAL ACCOUNT

         One transfer in each Policy Year is allowed from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount transferred from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. The transfer will be made as of the Valuation Day National Life receives the written or telephone request at its Home Office.

                            OTHER POLICY PROVISIONS

        Maturity at 99. If the Policy is in force on the Policy Anniversary at which the Insured is Attained Age 99, National Life will pay the Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate.

        Reduced Paid-Up Benefit. Prior to maturity, the Owner may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. Any amount of the Cash Surrender Value that is not applied towards paid-up life insurance coverage will be paid in one lump sum. The Owner may thereafter surrender any paid-up General Account life insurance at any time for its value.

         Payment of Policy Benefits.       The Owner may decide the form in
which Death Benefit proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, the Death Benefit under a Policy will ordinarily be paid to the Beneficiary within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after National Life receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

         Interest at the annual rate of 4% or any higher rate declared by National Life or required by law is paid on the Death Benefit from the date of death until payment is made.

         Any amounts payable as a result of surrender, Withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at National Life's Home Office in a form satisfactory to National Life.

         Generally, the amount of a payment will be determined as of the date of receipt by National Life of all required documents. However, National Life may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the New York Stock Exchange is closed (except for normal holiday closing); or (2) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable to dispose of securities or to determine the value of the net assets of the Separate Account. National Life also may defer the determination or payment of amounts from the General Account for up to six months.

         National Life may postpone any payment under the Policy derived from an amount paid by check or draft until National Life is satisfied that the check or draft has been paid by the bank upon which it was drawn.

         The Policy provides that National Life may delay payment of any amounts which are payable as a result of a surrender, Withdrawal or Policy loan and which are allocated to the General Account for up to six months after receipt of the request therefor. If such amounts are not mailed or delivered to the Owner within ten days of National Life's receipt of written request for payment, National Life will pay interest on said amounts at the rate then in effect under Payment Option 1 - Payments of Interest Only from the date of National Life's receipt of written request to the date of payment.

         The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

         Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by National Life. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

         Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by
written notice to National Life.    The interest of any Beneficiary who dies
before the Insured shall vest in the Owner unless otherwise stated.

         Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to National Life. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by National Life. National Life will not be responsible for any payment made or action taken before it receives the written request.

         Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender

Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on National Life unless in writing and received by National Life.

         The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

         Assignments. The Owner may assign any and all rights under the Policy. No assignment binds National Life unless in writing and received by National Life at its Home Office. National Life assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

         Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, the Accumulated Value of the Policy will be adjusted to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which National Life has proof to its satisfaction of the misstatement. If the Insured has died, National Life will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

         Suicide. In the event of the Insured's suicide, within two years from the Date of Issue of the Policy, National Life's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals or other reduced amount provided by state law.

         If the Insured commits suicide within two years from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which National Life will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase.

         Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue. Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

         Before such times, however, National Life may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

         Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be used to purchase dividend additions or, at the direction of the Owner, may be taken in cash or may be left with National Life to accumulate at interest.

         Correspondence. All correspondence to the Owner is deemed to have been sent to the Owner if mailed to the Owner at the Owner's last known address.

         Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

         Payment of Interest Only. Interest at a rate of 3.5% per year will be paid on the amount of the proceeds retained by National Life. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid.

         Payments for a Stated Time. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for the number of years selected.

         Payments for Life. Equal monthly payments, based on an interest rate of 3.5% per annum, will be made for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

          Payments of a Stated Amount. Equal monthly payments will be made until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

         Life Annuity. Equal monthly payments will be made in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by National Life's then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

         Joint and Two Thirds Annuity. Equal monthly payments, based on an interest rate of 3.5% per year, will be made while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. National Life may require proof of the ages of the chosen persons.

         50% Survivor Annuity. Equal monthly payments, based on an interest rate of 3.5% per year, will be made during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. National Life may require proof of the ages of the chosen persons.

         National Life may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. A right to change options or to withdraw all or part of the remaining proceeds may be included in the first two, and the fourth, options above. For additional information concerning the payment options, see the Policy.

                               OPTIONAL BENEFITS

         The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at the option of the Owner (election of any of these optional benefits involves an additional cost):

         Waiver of Monthly Deductions. The Waiver of Monthly Deductions Rider will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then Monthly Deductions will be waived only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider is based on sex-distinct rates (except for Policies issued in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy, and will be added to the Monthly Deduction on the Policy.

          Accidental Death Benefit. The Accidental Death Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If this Rider is elected, the monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

          Guaranteed Insurability Option. This Rider will permit the Owner to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if this Rider is elected, the monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

         Guaranteed Death Benefit. If this Rider is elected, National Life will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, cumulative premiums paid must be greater than the Minimum Guarantee Premium from the Date of Issue. The Policy will be tested monthly for this qualification, and if not met, a notice will be sent to the Owner, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period.

         The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

         If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

         If the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider is increased, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

         If both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider apply to a Policy and Monthly Deductions are waived because of total disability, then Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force will be waived during the period that Monthly Deductions are being waived.

         For Policies with the Guaranteed Death Benefit Rider, Withdrawals and Policy loans will be limited to the excess of premiums paid over the Minimum Guarantee Premium, if the Owner wishes to keep the Rider in force. If a Policy loan or Withdrawal for an amount greater than such excess is desired, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

         The Guaranteed Death Benefit Rider is not available in Texas.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon National Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

TAX STATUS OF THE POLICY

         Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

         With respect to a Policy issued on the basis of a standard rate class, National Life believes (largely in reliance on the Service's Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk), there is less guidance. Thus, it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

         If it is subsequently determined that a Policy does not satisfy
Section 7702, National Life may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, National Life reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under
Section 7702.

         Section 817(h) of the Code requires that the investments of each Subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how each Fund's assets are to be invested. National Life believes that the Separate Account will, thus, meet the diversification requirement, and National Life will monitor continued compliance with this requirement.

         In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

         The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that Policy Owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Accumulated Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, National Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury

Department has stated it expects to issue. National Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General.   National Life believes that the proceeds and cash value
increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Unadjusted Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

         Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy' may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. The Policies also may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

         Generally, the Owner will not be deemed to be in constructive receipt of the Accumulated Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Unadjusted Death Benefit and Accumulated Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, National Life will notify the Owner's agent of action or actions that may be taken to prevent the Policy from becoming a Modified Endowment Contract. If after 30 days from contacting the agent, National Life has not heard from the Owner, National Life will mail a letter directly to the Owner notifying him or her of actions that may be taken to prevent the Policy from becoming a Modified Endowment Contract. If after 30 days from mailing such notification National Life has received no response, National Life will assume the Owner wishes to take no action. If the Owner requests a refund of excess premium, the excess premium paid (with appropriate interest) will be returned to the Owner. The amount to be refunded will be deducted from the

Accumulated Value in the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such accounts.

         The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

         Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and Withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 591/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

         Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Unadjusted Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

         Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

         Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

         Policy Loan Interest. Generally, interest paid on any loan under a Policy which is owned by an individual is not deductible. The deduction of interest on Policy loans are also be subject to the restrictions of Section 264 of the Code. A tax advisor should be consulted before deducting Policy loan interest.

         Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

         Multiple Policies. All Modified Endowment Contracts that are issued by National Life to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

  SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

         If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.

         Generally, a plan participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is to be reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a plan participant while covered by the plan, an Unadjusted Death Benefit paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Unadjusted Death Benefit in excess of the Accumulated Value will be excludable. The portion of the Unadjusted Death Benefit equal to the Accumulated Value, however, generally will be subject to Federal income tax to the extent it exceeds the sum of $5,000 plus the participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or participants who have borrowed from the plan).

         The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.

POSSIBLE CHARGE FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than state premium taxes or the DAC Tax) that the Company incurs that may be attributable to the Separate Account or to the Policies. National Life, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the Separate Account to National Life's General Account. Any investment earnings on tax charges accumulated in the Separate Account will be retained by National Life.

                      POLICIES ISSUED IN CONJUNCTION WITH
                             EMPLOYEE BENEFIT PLANS

         Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

         For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance", Page ___.)

         Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

         There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex", Page ___.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options", Page ___.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

         In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans on Page ___) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                 VOTING RIGHTS

         All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act or other applicable law or governing documents to be approved or ratified by the shareholders of a mutual fund. National Life is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, National Life will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount of the Separate Account for which no timely instructions from Owners are received will be voted by National Life in the same proportion as those shares in that Subaccount for which instructions are received.

         Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, National Life will cast votes, for or against any matter, in the same proportion as Owners vote.

         If required by state insurance officials, National Life may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, National Life may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors provided that National Life's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on National Life. If National Life does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

         Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of voting instructions of Owners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

         The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, National Life reserves the right to proceed in accordance with any such laws or regulations.

         National Life also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to make changes in the form of the Separate Account, if in its judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example: (i) operating the Separate Account as a management company under the 1940 Act; (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required; (iii) combining or substituting separate accounts; (iv) transferring the assets of the Separate Account to another separate account or to the General Account; (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or (vi) making other technical changes in the Policy to conform with any action described herein; (2) if in its judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio; (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant; and (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in National Life's judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and (5) to modify the provisions of the Policies to comply with applicable laws. National Life has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     If a Policy has Accumulated Value in a Subaccount that is eliminated, National Life will give the Owner at least 30 days notice before the elimination, and will request that the Owner designate the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in the Subaccount to be eliminated should be transferred. If no such designation is received prior to the date of the elimination, then the Accumulated Value in such Subaccount will be transferred to the Money Market Subaccount. In any case, if in the future a transfer charge is imposed or limits on the number of transfers or free transfers are established, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                    OFFICERS AND DIRECTORS OF NATIONAL LIFE

The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                   PRINCIPAL OCCUPATION
NAME AND POSITION                                  DURING THE PAST FIVE YEARS
-----------------                                  --------------------------
Patrick E. Welch                                   1997 to present - Chairman of the
     Chairman of the Board, and                    Board and Chief Executive Officer;
     Chief Executive Officer                       1992 to 1997 - Chairman of the Board,
                                                   Chief Executive Officer and President
                                                   of GNA Corporation; 1989 to 1992 -
                                                   Executive Vice President and Chief
                                                   Operating Officer of GNA Corporation


Thomas H. MacLeay                                  1996 to Present - President and Chief
     President, Chief                              Operating Officer; 1993 to 1996 -
     Operating Officer                             Executive Vice President & Chief
     and Director                                  Financial Officer; 1991 to 1993 -
                                                   Senior Vice President & Chief Financial
                                                   Officer; 1990 to 1991 - Senior Vice
                                                   President - Financial

Robert E. Boardman                                 1994 to present - Chairman of Hickok &

     Director                                      Boardman Financial Network
                                                   1967 to present - President of Hickok & Boardman Realty, Inc.


David R. Coates                                    1993 to present - Business
     Director                                      Consultant; 1987 to 1993 - Managing Partner of KPMG Peat
                                                   Marwick in Burlington, VT


Benjamin F. Edwards III                            1983 to present - Chairman, President
     Director                                      and Chief Executive Officer of A.
                                                   G. Edwards, Inc.


Charles H. Erhart, Jr.                             Retired; 1989 to 1991 - President
     Director                                      of W. R. Grace & Company


Earle H. Harbison, Jr.                             1993 to present:  Chairman of
     Director                                      Harbison Walker, Inc.; 1986 to
                                                   1992 - President and Chief
                                                   Operating Officer of Monsanto Company


Roger B. Porter                                    1985 to present - Professor of Business
     Director                                      and Government, Harvard University; 1976 to
                                                   present - Member of the President's Commission
                                                   on White House Fellowships; 1993 to present,
                                                   Senior Scholar, Woodrow Wilson International
                                                   Center for Scholars


E. Miles Prentice III                              1996 to present - Partner in the law firm of Bryan Cave L.L.P.;
     Director                                      1993 to 1996 - Partner in the law
                                                   firm of Piper & Marbury; 1984 to 1993 - Partner in the law firm of Brown & Wood

A. Gary Shilling                                   1978 to present - President of A.
     Director                                        Gary Shilling & Company, Inc.


Thomas P. Salmon                                   1991 to present - President, the University of
     Director                                      Vermont; 1977 to 1991, Partner in the law firm of Salmon & Nostrand; formerly
                                                   Governor, State of Vermont

Thomas R. Williams                                 1987 to present - President of the
     Director                                        Wales Group, Inc.


Patricia K. Woolf                                  1990 to present - Author, Consultant,

     Director                                      and lecturer at the Department of
                                                   Molecular Biology at Princeton University

Margaret K. Arthur                                 1996 to present - Senior Vice President
     Senior Vice President                         and General Counsel; 1993 to 1996 - Vice
     and General Counsel                           President, Counsel and Secretary; 1992 to
                                                   1993 - Counsel and Secretary; 1983 to 1992
                                                   - Counsel and Assistant Secretary

Beverly A. Bagalio                                 1993 to present - Senior Vice
     Senior Vice President -                       President - Service Strategies;
     Service Strategies                            1986 to 1993 - Vice President of
                                                   Retirement Services

Rodney A. Buck                                     1996 to present - Senior Vice
     Senior Vice President &                       President and Chief Investment
     Chief Investment Officer                      Officer; 1996 to present - Chairman
                                                   & Chief Executive Officer, National
                                                   Life Investment Management
                                                   Company, Inc. ("NLIMC"); 1993 to 1995 - Senior Vice President -Investments; 1991
                                                   to 1995 - President and Chief Operating Officer, NLIMC; 1987 to present - Senior
                                                   Vice President - Sentinel Advisors Company


Mark J. Levesque                                   1988 to present - Senior Vice
     Senior Vice President -                       President - Information Systems &
     Information Systems &                         Management Services
     Management Services


Craig A. Smith                                     1993 to present - Senior Vice
     Senior Vice President -                       President - Product; 1992 to 1993 -
     Product                                       Vice President - Product Development; 1990 to 1992 - Second Vice President -
                                                   Product Development

Theodore N. vonWallmenich                          1989 to present - Senior Vice
     Senior Vice President                         President & Chief Actuary
     & Chief Actuary



                            DISTRIBUTION OF POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell National Life's variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.
The Policies are offered and sold only in those states where their sale is lawful.

     The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by National Life. National Life will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (used only to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 5, the agent commissions will not be more than 4.0% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy Years 6 through 10, agent commissions will be 4% of premiums paid up to the target amount, and 3% of premiums paid in excess of that amount, and in Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Agents may also receive expense allowances. The agent may be required to return all or a portion of the first year commission less the deferred sales charge imposed if a Policy is not continued through the second Policy Year.

                                 POLICY REPORTS

         Once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Unadjusted Death Benefit, any Policy loans and accrued interest, the current Accumulated Value, the non-loaned Accumulated Value in the General Account, the amount held as Collateral in the General Account, the value in each Subaccount of the Separate Account, premiums paid since the last report, charges deducted since the last report, any Withdrawals since the last report, and the current Cash Surrender Value. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

         An Owner will be sent a semi-annual report containing the financial statements of each Fund in which his or her Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION

         National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                    EXPERTS

         The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         Actuarial matters included in the Prospectus have been examined by Craig A. Smith, F.S.A., MAAA, Senior Vice President - Product of National Life.

                                 LEGAL MATTERS

         Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Margaret K. Arthur, General Counsel of National Life.

         The Separate Account is not a party to any litigation. Its depositor, National Life, as an insurance company, ordinarily is involved in litigation. National Life is of the opinion that such litigation is not material with respect to the Owners or the Separate Account.

                              FINANCIAL STATEMENTS

         The financial statements of National Life appear on the following pages. The financial statements of National Life should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies. No financial statements are included for the Separate Account because the Subaccounts had no assets as of the date of this Prospectus.

                                   APPENDIX A
               ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES
                           AND CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash
Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), the guaranteed maximum Monthly Administrative Charge of $7.50 per policy plus $0.07 per thousand of Face Amount applies, and Monthly Deductions are reduced by 0.50% per annum for Policy Years after 10; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Monthly Administrative Charge is set at its current level of $7.50 per policy.

     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.68%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

     These asset charges reflect an investment advisory fee of 0.56%, which represents an average of the fees incurred by the Portfolios during 1995 and expenses of 0.22% which is based on an average of the actual expenses incurred by the Portfolios during 1995, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 1996. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus. For some of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.

     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                 NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION A                     ANNUAL PREMIUM $3000                      NONSMOKER

                                         ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                                                Guaranteed                                     Current
              Premiums         ------------------------------------------     -------------------------------------------
End of        Accumulated      Accum-           Cash                          Accum-           Cash
Policy        at 5% Int.       ulated           Surrender        Death        ulated           Surrender          Death
Year          Per Year         Value            Value            Benefit      Value            Value              Benefit
----          --------         -----            -----            -------      -----            -----              -------
1             3,150            1,997            597              250,000      2,303            903                250,000
2             6,458            3,920            2,182            250,000      4,547            2,809              250,000
3             9,930            5,773            3,761            250,000      6,729            4,717              250,000
4             13,577           7,549            5,452            250,000      8,849            6,751              250,000
5             17,406           9,251            7,153            250,000      10,897           8,800              250,000

6             21,426           10,870           8,980            250,000      12,876           10,987             250,000
7             25,647           12,404           10,772           250,000      14,776           13,094             250,000
8             30,080           13,850           12,376           250,000      16,592           15,118             250,000
9             34,734           15,205           13,940           250,000      18,327           17,062             250,000
10            39,620           16,463           15,405           250,000      19,979           18,921             250,000

11            44,751           17,712           16,862           250,000      21,903           21,054             250,000
12            50,139           18,851           18,210           250,000      23,755           23,113             250,000
13            55,796           18,867           19,434           250,000      25,532           25,098             250,000
14            61,736           20,748           20,523           250,000      27,228           27,002             250,000
15            67,972           21,475           21,461           250,000      28,837           28,820             250,000

16            74,521           22,033           22,033           250,000      30,358           30,358             250,000
17            81,397           22,407           22,407           250,000      31,780           31,780             250,000
18            88,617           22,586           22,586           250,000      33,094           33,094             250,000
19            96,198           22,556           22,556           250,000      34,281           34,281             250,000
20            104,158          22,289           22,289           250,000      35,323           35,323             250,000
25            150,340          16,205           16,205           250,000      38,169           38,169             250,000
30            209,282          (2,684)          0                250,000      35,993           35,993             250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION A                     ANNUAL PREMIUM $3000                      NONSMOKER

                                         ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                                                Guaranteed                                     Current
              Premiums         ------------------------------------------     -------------------------------------------
End of        Accumulated      Accum-           Cash                          Accum-           Cash
Policy        at 5% Int.       ulated           Surrender        Death        ulated           Surrender          Death
Year          Per Year         Value            Value            Benefit      Value            Value              Benefit
----          --------         -----            -----            -------      -----            -----              -------
1             3,150            2,140            740              250,000      2,457            1,057              250,000
2             6,458            4,331            2,593            250,000      4,997            3,258              250,000
3             9,930            6,575            4,563            250,000      7,620            5,607              250,000
4             13,577           8,869            6,771            250,000      10,327           8,230              250,000
5             17,406           11,215           9,117            250,000      13,115           11,017             250,000

6             21,426           13,607           11,717           250,000      15,986           14,097             250,000
7             25,647           16,043           14,362           250,000      18,935           17,254             250,000
8             30,080           18,524           17,050           250,000      21,959           20,485             250,000
9             34,734           21,046           19,781           250,000      25,064           23,799             250,000
10            39,620           23,605           22,548           250,000      28,251           27,194             250,000

11            44,751           26,334           25,485           250,000      31,927           31,077             250,000
12            50,139           29,107           28,465           250,000      35,733           35,091             250,000
13            55,796           31,912           31,479           250,000      39,675           39,242             250,000
14            61,736           34,742           34,517           250,000      43,754           43,529             250,000
15            67,972           37,581           37,568           250,000      47,974           47,956             250,000

16            74,521           40,419           40,419           250,000      52,339           52,339             250,000
17            81,397           43,243           43,243           250,000      56,852           56,852             250,000
18            88,617           46,047           46,047           250,000      61,511           61,511             250,000
19            96,198           48,819           48,819           250,000      66,312           66,312             250,000
20            104,158          51,538           51,538           250,000      71,249           71,249             250,000
25            150,340          63,410           63,410           250,000      98,300           98,300             250,000
30            209,282          68,579           68,579           250,000      130,254          130,254            250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION A                     ANNUAL PREMIUM $3000                      NONSMOKER

                                        ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                                                Guaranteed                                     Current
              Premiums         ------------------------------------------     -------------------------------------------
End of        Accumulated      Accum-           Cash                          Accum-           Cash
Policy        at 5% Int.       ulated           Surrender        Death        ulated           Surrender          Death
Year          Per Year         Value            Value            Benefit      Value            Value              Benefit
----          --------         -----            -----            -------      -----            -----              -------
1             3,150            2,285            885              250,000      2,611            1,211              250,000
2             6,458            4,760            3,021            250,000      5,465            3,726              250,000
3             9,930            7,446            5,434            250,000      8,584            6,572              250,000
4             13,577           10,360           8,262            250,000      11,994           9,896              250,000
5             17,406           13,525           11,427           250,000      15,715           13,618             250,000

6             21,426           16,959           15,070           250,000      19,782           17,892             250,000
7             25,647           20,688           19,007           250,000      24,219           22,538             250,000
8             30,080           24,741           23,267           250,000      29,061           27,587             250,000
9             34,734           29,148           27,883           250,000      34,354           33,089             250,000
10            39,620           33,942           32,885           250,000      40,143           39,085             250,000

11            44,751           39,360           38,511           250,000      46,951           46,101             250,000
12            50,139           45,290           44,648           250,000      54,453           53,812             250,000
13            55,796           51,779           51,346           250,000      62,729           62,296             250,000
14            61,736           58,886           58,661           250,000      71,861           71,635             250,000
15            67,972           66,672           66,659           250,000      81,942           81,925             250,000

16            74,521           75,212           75,212           250,000      93,083           93,083             250,000
17            81,397           84,592           84,592           250,000      105,402          105,402            250,000
18            88,617           94,918           94,918           250,000      119,032          119,032            250,000
19            96,198           106,309          106,309          250,000      134,122          134,122            250,000
20            104,158          118,894          118,894          250,000      150,843          150,843            250,000
25            150,340          206,245          206,245          265,034      266,222          266,222            324,791
30            209,282          352,258          352,258          420,638      456,022          456,022            528,985

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION B                     ANNUAL PREMIUM $4000                      NONSMOKER

                                         ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                                                Guaranteed                                     Current
              Premiums         ------------------------------------------     -------------------------------------------
End of        Accumulated      Accum-           Cash                          Accum-           Cash
Policy        at 5% Int.       ulated           Surrender        Death        ulated           Surrender          Death
Year          Per Year         Value            Value            Benefit      Value            Value              Benefit
----          --------         -----            -----            -------      -----            -----              -------
1             4,200            2,942            1,404            253,150      3,249            1,711              253,249
2             8,610            5,791            3,868            256,204      6,419            4,497              256,419
3             13,241           8,547            6,449            259,161      9,507            7,409              259,507
4             18,103           11,205           9,107            262,017      12,510           10,413             262,510
5             23,208           13,766           11,668           264,774      15,422           13,324             265,422

6             28,568           16,223           14,333           267,423      18,242           16,353             268,242
7             34,196           18,571           16,890           269,960      20,961           19,280             270,961
8             40,106           20,809           19,336           272,384      23,573           22,099             273,573
9             46,312           22,933           21,667           274,690      26,081           24,816             276,081
10            52,827           24,934           23,877           276,871      28,481           27,424             278,481

11            59,669           26,948           26,099           278,924      31,201           30,351             281,201
12            66,852           28,829           28,188           280,834      33,826           33,185             283,826
13            74,395           30,562           30,129           282,587      36,356           35,923             286,356
14            82,314           32,133           31,908           284,169      38,782           38,556             288,782
15            90,630           33,522           33,509           285,561      41,097           41,080             291,097

16            99,361           34,713           34,713           286,750      43,299           43,299             293,299
17            108,530          35,690           35,690           287,719      45,375           45,375             295,375
18            118,156          36,442           36,442           288,459      47,313           47,313             297,313
19            128,264          36,954           36,954           288,957      49,091           49,091             299,091
20            138,877          37,200           37,200           289,187      50,688           50,688             300,688
25            200,454          33,308           33,308           285,244      55,725           55,725             305,725
30            279,043          16,965           16,965           269,089      54,695           54,695             304,695

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION B                     ANNUAL PREMIUM $4000                      NONSMOKER

                                         ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                                                Guaranteed                                     Current
              Premiums         ------------------------------------------     -------------------------------------------
End of        Accumulated      Accum-           Cash                          Accum-           Cash
Policy        at 5% Int.       ulated           Surrender        Death        ulated           Surrender          Death
Year          Per Year         Value            Value            Benefit      Value            Value              Benefit
----          --------         -----            -----            -------      -----            -----              -------
1             4,200            3,143            1,604            253,358      3,460            1,921              253,460
2             8,610            6,372            4,450            256,811      7,040            5,118              257,040
3             13,241           9,692            7,595            260,365      10,741           8,644              260,741
4             18,103           13,099           11,001           264,015      14,565           12,468             264,565
5             23,208           16,595           14,498           267,766      18,508           16,410             268,508

6             28,568           20,176           18,287           271,612      22,573           20,684             272,573
7             34,196           23,839           22,157           275,551      26,755           25,073             276,755
8             40,106           27,582           26,109           279,583      31,049           29,576             281,049
9             46,312           31,405           30,140           283,706      35,464           34,198             285,464
10            52,827           35,300           34,242           287,915      39,996           38,938             289,996

11            59,669           39,463           38,614           292,206      45,154           44,305             295,154
12            66,852           43,712           43,071           296,567      50,493           49,852             300,493
13            74,395           48,032           47,599           300,982      56,019           55,586             306,019
14            82,314           52,411           52,186           305,439      61,731           61,505             311,731
15            90,630           56,829           56,815           309,915      67,629           67,611             317,629

16            99,361           61,269           61,269           314,394      73,717           73,717             323,717
17            108,530          65,713           65,713           318,857      79,993           79,993             329,993
18            118,156          70,148           70,148           323,288      86,448           86,448             336,448
19            128,264          74,555           74,555           327,670      93,069           93,069             343,069
20            138,877          78,903           78,903           331,969      99,839           99,839             349,839
25            200,454          98,300           98,300           350,763      135,845          135,845            385,845
30            279,043          108,200          108,200          359,502      174,624          174,624            424,624

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40                 PREFERRED
DEATH BENEFIT OPTION B                     ANNUAL PREMIUM $4000                      NONSMOKER

                                        ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                                                Guaranteed                                     Current
              Premiums         ------------------------------------------     -------------------------------------------
End of        Accumulated      Accum-           Cash                          Accum-           Cash
Policy        at 5% Int.       ulated           Surrender        Death        ulated           Surrender          Death
Year          Per Year         Value            Value            Benefit      Value            Value              Benefit
----          --------         -----            -----            -------      -----            -----              -------
1             4,200            3,344            1,805            253,565      3,670            2,132              253,670
2             8,610            6,979            5,056            257,444      7,686            5,764              257,686
3             13,241           10,934           8,837            261,669      12,077           9,980              262,077
4             18,103           15,235           13,137           266,266      16,878           14,781             266,878
5             23,208           19,915           17,818           271,273      22,121           20,023             272,121

6             28,568           25,004           23,114           276,721      27,849           25,960             277,849
7             34,196           30,537           28,855           282,651      34,100           32,419             284,100
8             40,106           36,553           35,079           289,104      40,918           39,445             290,918
9             46,312           43,097           41,831           296,129      48,364           47,098             298,364
10            52,827           50,210           49,153           303,773      56,492           55,434             306,492

11            59,669           58,238           57,389           312,095      65,986           65,136             315,986
12            66,852           67,006           66,365           321,143      76,427           75,785             326,427
13            74,395           76,575           76,142           330,974      87,914           87,480             337,914
14            82,314           87,015           86,790           341,650      100,547          100,322            350,547
15            90,630           98,395           98,381           353,234      114,442          114,424            364,442

16            99,361           110,796          110,796          365,799      129,727          129,727            379,727
17            108,530          124,306          124,306          379,424      146,538          146,538            396,538
18            118,156          139,032          139,032          394,202      165,022          165,022            415,022
19            128,264          155,084          155,084          410,233      185,334          185,334            435,334
20            138,877          172,571          172,571          427,612      207,643          207,643            457,643
25            200,454          286,063          286,063          538,566      357,090          357,090            607,090
30            279,043          457,828          457,828          701,863      597,665          597,665            847,665

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies.

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

                        NATIONAL LIFE INSURANCE COMPANY
                                      and
                                  SUBSIDIARIES

                                   * * * * *

                       CONSOLIDATED FINANCIAL STATEMENTS

                                   * * * * *

                           DECEMBER 31, 1995 AND 1994

                         [PRICE WATERHOUSE LETTERHEAD]


                       REPORT OF INDEPENDENT ACCOUNTANTS



February 19, 1996


To the Board of Directors and Policyowners of National Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and surplus and of cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31,

-----------------------------------------------------------------------------------
(In Thousands)                                              1995            1994
-----------------------------------------------------------------------------------
ASSETS:
  Cash and short-term investments                       $   338,828     $   244,817
  Bonds                                                   3,391,467       3,201,369
  Preferred stocks                                           14,217          15,677
  Common stocks                                               9,028           3,527
  Mortgage loans                                            656,532         581,910
  Policy loans                                              730,561         758,511
  Real estate investments                                    93,719         100,219
  Home office properties                                     45,438          45,016
  Other invested assets                                      66,221          67,307
-----------------------------------------------------------------------------------

    Total cash and invested assets                        5,346,011       5,018,353

  Due and deferred premiums                                 102,370         101,059
  Due and accrued investment income                          96,712          94,940
  Other assets                                               45,133          43,437
  Separate account assets                                   176,531         159,821
-----------------------------------------------------------------------------------

    Total assets                                        $ 5,766,757     $ 5,417,610
===================================================================================

LIABILITIES:
  Policy and other contract reserves                    $ 4,578,326     $ 4,391,860
  Policyowners' deposits                                    105,400         100,368
  Claims in process of settlement                            23,254          28,026
  Policyowners' dividends                                   116,051         117,905
  Interest maintenance reserve                               55,629          31,663
  Federal income taxes payable (recoverable)                 33,088            (716)
  Asset valuation reserve                                    55,570          49,681
  Other liabilities                                         319,789         231,916
  Separate account liabilities                              167,162         149,973
-----------------------------------------------------------------------------------

    Total liabilities                                     5,454,269       5,100,676
-----------------------------------------------------------------------------------

SURPLUS:
  Surplus notes                                              69,678          69,675
  Policyowners' contingency reserves                        242,810         247,259
-----------------------------------------------------------------------------------

    Total surplus                                           312,488         316,934
-----------------------------------------------------------------------------------

    Total liabilities and surplus                       $ 5,766,757     $ 5,417,610
===================================================================================

The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31,

--------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                     1995                     1994
--------------------------------------------------------------------------------------------------------------------
INCOME:
  Insurance income                                                         $        564,969         $        540,779
  Net investment income                                                             391,031                  365,226
  Other income                                                                       54,573                   52,716
--------------------------------------------------------------------------------------------------------------------

    Total income                                                                  1,010,573                  958,721
--------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Benefits                                                                          428,220                  399,044
  Increase in reserves                                                              221,986                  223,196
  Commissions and operating expenses                                                204,299                  192,004
--------------------------------------------------------------------------------------------------------------------

    Total expenses                                                                  854,505                  814,244
--------------------------------------------------------------------------------------------------------------------

Net gain from operations before dividends and federal income taxes                  156,068                  144,477

Dividends to policyowners                                                           112,387                  111,535
--------------------------------------------------------------------------------------------------------------------

Net gain from operations before federal income taxes                                 43,681                   32,942

Federal income tax expense                                                           38,378                   17,989
--------------------------------------------------------------------------------------------------------------------

Net gain from operations                                                              5,303                   14,953

Net realized (losses) gains                                                         (10,568)                     503
--------------------------------------------------------------------------------------------------------------------

NET (LOSS) INCOME                                                                    (5,265)                  15,456

Unrealized gains (losses)                                                             8,091                  (11,199)
(Increase) decrease in asset valuation reserve                                       (5,889)                   2,049
Surplus notes issued                                                                     -                    69,674
Other adjustments to surplus, net                                                    (1,383)                  (2,417)
--------------------------------------------------------------------------------------------------------------------

(Decrease) increase in surplus                                                       (4,446)                  73,563

SURPLUS:
  Beginning of period                                                               316,934                  243,371
--------------------------------------------------------------------------------------------------------------------

  End of period                                                            $        312,488         $        316,934
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

--------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1995                   1994
--------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance income received                                                $          565,189         $      534,306
  Net investment and other income received                                            428,139                395,795
  Benefits paid                                                                      (430,088)              (387,809)
  Commissions and operating expenses paid                                            (229,984)              (192,587)
  Net decrease in policy loans                                                         27,950                  4,852
  Net transfers from separate accounts                                                 10,431                  9,314
  Federal income taxes paid                                                           (20,196)               (27,923)
  Dividends paid to policyowners                                                     (114,136)              (111,812)
--------------------------------------------------------------------------------------------------------------------

    Net cash provided by operations                                                   237,305                224,136
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                                           1,757,542              1,283,224
    Stocks                                                                              2,594                 16,558
    Mortgage loans                                                                     61,849                 78,295
    Real estate and other investments                                                  40,596                 51,440
  Cost of investments acquired:
    Bonds                                                                          (1,901,838)            (1,476,151)
    Stocks                                                                             (5,771)                (4,000)
    Mortgage loans                                                                   (143,309)              (108,307)
    Real estate and other investments                                                 (44,847)               (61,417)
--------------------------------------------------------------------------------------------------------------------

      Net cash used for investing activities                                         (233,184)              (220,358)
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of surplus notes                                                  -                  69,674
  Funds borrowed                                                                       51,013

OTHER SOURCES AND APPLICATIONS, NET                                                    38,877                 60,202
--------------------------------------------------------------------------------------------------------------------

Net increase in cash
 and short-term investments                                                            94,011                133,654

CASH AND SHORT-TERM INVESTMENTS:
  Beginning of period                                                                 244,817                111,163
--------------------------------------------------------------------------------------------------------------------

  End of period                                                            $          338,828         $      244,817
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1995 and 1994


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life Insurance Company and its subsidiaries (the Company) have been prepared in accordance with statutory accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, and Securities which are considered generally accepted accounting principles for a Vermont-domiciled mutual life insurer.

The consolidated financial statements include the accounts of National Life Insurance Company and its wholly owned subsidiaries, National Life Investment Management Company, and National Financial Services, Inc.

All significant intercompany accounts and transactions have been eliminated.

NATURE OF OPERATIONS AND CUSTOMER CONCENTRATIONS

The Company is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of twelve mutual funds. The Company's insurance and annuity products are primarily marketed through a general agency system. The Company is licensed in all 50 states and the District of Columbia. Approximately 25% of total collected premiums are from residents of the states of New York and California.

INVESTMENTS

Bonds and preferred stocks are generally carried at amortized cost and cost, respectively. Bonds in or near default are carried at the lower of amortized cost or fair value. Common stocks are carried at market value. Mortgage loans in good standing are valued at their unpaid principal balance. Mortgage loans that are delinquent or in process of foreclosure are valued at the lower of their principal balance or the estimated fair value of the underlying collateral. The maximum ratio of loan to collateral value at the time a loan is made is generally 75%. Policy loans are reported at their unpaid balances and are fully collateralized by policy cash values. Real estate investments are generally depreciated over 40 years using the straight line method, and are reflected at the lower of depreciated cost or fair value, net of encumbrances.

Realized gains and losses are determined using the specific identification method and are reported net of related income taxes.

SHORT-TERM INVESTMENTS

Short-term investments are carried at amortized cost, which approximates fair value. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a remaining maturity of one year or less to be short-term investments.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The Asset Valuation Reserve (AVR) is designed to stabilize policyowners' contingency reserves from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the National Association of Insurance Commissioners.

The Interest Maintenance Reserve (IMR) defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

NON-ADMITTED ASSETS

In accordance with regulatory requirements, certain assets, including amounts due from agents and furniture and equipment, are excluded from the balance sheet. The net change in these assets is included in other adjustments to surplus.

POLICY AND OTHER CONTRACT RESERVES

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary (CSO) mortality tables. Methods used to calculate life reserves consist principally of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, and 1983 annuity tables with valuation interest rates from 2.0% to 9.0%. Active life disability income reserves are determined primarily using Commissioners' Disability 1964 with the 1958 CSO mortality table and Disability Termination Study 1985 and Commissioners' Individual Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disabled life reserves are based on expected experience at 8.0% interest and exceed statutory minimum reserves.

PREMIUMS AND RELATED EXPENSES

Annual premiums and related reserve increases on life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts are recorded when premiums are collected. Commissions and other policy costs are expensed as incurred. First-year policy costs and required additions to policy reserves generally exceed first-year premiums.

DIVIDENDS TO POLICYOWNERS

The Company issues all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life and disability income policies are issued on a non-participating basis. Policyowners' dividends liabilities primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company's overall operating results. The dividend scale is approved at least annually by the Company's Board of Directors.

SEPARATE ACCOUNTS

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyowners, and the Company's pension plans. Separate account liabilities represent the policyowners' share of separate account assets. The Company also participates in certain separate accounts. Separate account investment results are excluded from operations. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are not guaranteed. Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return that includes all of its wholly owned subsidiaries. The Company's federal income tax liability is estimated based on the federal taxable income to be reported in its consolidated return.

The major differences between pre-tax statutory net income and taxable income relate to policyowner dividends, investments, differential earnings adjustments, differences between book and tax policy reserves, and the deferral of deductions for certain acquisition costs for tax purposes.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses, and related disclosures in the notes to consolidated financial statements. Actual results could differ from estimates.


NOTE 2 - INSURANCE INFORCE AND REINSURANCE

For individual life products, the Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Total individual life premiums ceded were $20.7 million and $22.8 million for the years ended December 31, 1995 and 1994, respectively. Total individual life insurance ceded was $3.7 billion and $3.5 billion of the $33.5 billion and $32.6 billion in force at December 31, 1995 and 1994, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements. Total disability income premiums ceded in 1995 and 1994 were $51.9 million and $52.1 million, respectively. Reserve transfers and related interest on disability income reserves were $7.1 million and $7.0 million in 1995 and 1994, respectively, and are included in increase in reserves. Disability income reinsurance effects included in other income in 1995 and 1994 were $18.6 million and $20.5 million, respectively.

The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its assumed obligations.

NOTE 3 - FEDERAL INCOME TAXES

The federal income tax provisions for 1995 and 1994 were $52.1 million and $18.3 million respectively, including taxes on realized capital gains of $13.7 million and $.3 million.

The Internal Revenue Service has examined the Company's returns through 1991 and the Company has paid all assessed deficiencies. The Company is currently litigating the disallowance of certain policyowner dividend deductions taken in 1984 under the 1984 Tax Act.

The Company believes that it has adequately provided for all material pending tax matters.

NOTE 4 - BENEFIT PLANS

The Company has pension programs covering substantially all employees and full-time agents. The Company funds the pension cost accrued. The Company's aggregate expense for pension plans was $7.3 million in 1995 and $7.0 million in 1994.

The annual contributions to the Company's defined benefit plan covering home office employees are based on the Aggregate Actuarial Cost Method. The accrued plan benefits and net assets for this plan at December 31, 1995 and 1994 are presented below (in thousands):


                                                                           1995                1994
                                                                           --------------------------
Actuarial present value of accrued plan benefits:
    Vested                                                                  $67,933           $64,287
    Non-vested                                                                  403               440
                                                                           --------------------------

         Total                                                              $68,336           $64,727
                                                                           ==========================

 Net assets available for plan benefits                                     $94,125           $77,514
                                                                           ==========================



The discount rate used in determining the actuarial present value of accrued plan benefits at December 31, 1995 and 1994 was 8.0%. Mortality assumptions are based on the 1983 Group Annuity Mortality Table. Plan assets are invested in the general account and various separate accounts of the Company.

The Company provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the Company. The Company also contributes a foundation of 1.5% of an employee's compensation (up to certain levels) to a 401(k) account. Additional voluntary employee contributions may be made to the plans subject to certain limits. Company contributions to these plans generally vest within two years.

The Company also sponsors four defined benefit postretirement plans. The plans provide medical and dental benefits and life insurance benefits to employees and agents, respectively. Substantially all Company employees and agents may become eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain other cost sharing features such as deductibles and coinsurance. The plans are not funded and the Company pays for plan benefits on a current basis. The cost of these benefits is recognized as they are earned by fully eligible employees.

The following table shows the plans' combined funded status at December 31, 1995 and 1994 (in thousands):

                                                                                  1995         1994
                                                                           --------------------------
                Accumulated postretirement benefit obligation (APBO):
                    Retirees                                                    $ 15,597    $ 13,676
                    Fully eligible active plan participants                        3,195       3,036
                                                                           --------------------------

                        Total APBO                                                18,792      16,712

                    Unrecognized actuarial gain                                      354         480
                    Unrecognized prior service cost                                 (774)         -
                    Unrecognized transition obligation                           (13,358)    (14,144)
                                                                           --------------------------

                Accrued post retirement benefit liability                       $  5,014    $  3,048
                                                                           ==========================


The accrued postretirement benefit liability is included in other liabilities. The net periodic postretirement benefit cost for 1995 and 1994 is included in operating expenses and consists of the following components (in thousands):



                                                                                  1995       1994
                                                                           --------------------------
                Estimated eligibility cost                                      $    667  $    278
                Interest cost on APBO                                              1,238     1,210
                Amortization of prior service cost over 10 years                      86        -
                Amortization of transition obligation over 20 years                  786       786
                                                                           --------------------------
                    Net periodic postretirement benefit cost                    $  2,777  $  2,274
                                                                           ==========================

The health care cost trend rates for 1996 are 7.4% and 7.9% for the employee and agent medical plans, respectively, and grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the APBO by about $1.2 million and the 1995 eligibility and interest cost components of net periodic postretirement benefit cost by about $0.1 million.

During 1995 plan amendments were enacted which increased some of the medical plan benefits for active and retired employees. These changes increased the APBO by approximately $.9 million, which is amortizable over the average remaining years of service of the plan participants of ten years.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% and 7.5% in 1995 and 1994, respectively.

NOTE 5 - INVESTMENTS

BONDS

The amortized cost and estimated fair value of the Company's bond investments at December 31, 1995 and 1994 were as follows (in thousands):




                                                               Estimated              Gross Unrealized
                                             Amortized            Fair            ------------------------
                                                Cost             Value            Gains           (Losses)
------------------------------------------------------------------------------------------------------------
                  1995
 U.S. government obligations (including
 obligations guaranteed by the U.S.
 government)                                $   450,464       $   470,832         $  20,738       $    (370)
 Foreign government obligations                  21,673            24,171             2,498              -

 Special revenue and special assessment
 obligations and all non-guaranteed
 obligations of government agencies,
 authorities and subdivisions                   539,837           567,812            28,246            (271)
 Public utilities                               329,018           359,564            31,070            (524)
 Industrial & miscellaneous                   2,050,475         2,237,780           191,685          (4,380)
------------------------------------------------------------------------------------------------------------
    Total                                   $ 3,391,467       $ 3,660,159         $ 274,237       $  (5,545)
============================================================================================================

                 1994
 U.S. government obligations (including
 obligations guaranteed by the U.S.
 government)                                $   428,323       $   415,052         $     368       $ (13,639)
 Foreign government obligations                  21,440            21,567               652            (525)

 Special revenue and special assessment
 obligations and all non-guaranteed
 obligations of government agencies,
 authorities and subdivisions                   433,739           414,384             5,267         (24,622)
 Public utilities                               406,065           395,194             5,013         (15,884)
 Industrial & miscellaneous                   1,911,802         1,883,098            33,327         (62,031)
------------------------------------------------------------------------------------------------------------
    Total                                   $ 3,201,369       $ 3,129,295         $  44,627       $(116,701)
============================================================================================================

The amortized cost and estimated fair value of the Company's bond investments at December 31, 1995 and 1994, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                               Estimated              Gross Unrealized
                                             Amortized            Fair            ------------------------
                                                Cost             Value            Gains           (Losses)
------------------------------------------------------------------------------------------------------------
            1995
 Due - in one year or less                  $   65,478        $   67,978           $  2,510       $     (10)
 Due - one year through five years             553,929           584,596             30,925            (258)
 Due - five years through ten years          1,232,894         1,312,884             82,205          (2,215)
 Due - after ten years                       1,539,166         1,694,701            158,597          (3,062)
------------------------------------------------------------------------------------------------------------

   Total                                    $3,391,467        $3,660,159           $274,237         $(5,545)
============================================================================================================

            1994
 Due - in one year or less                  $   57,935        $   58,133           $    288       $     (90)
 Due - one year through five years             473,643           467,554              6,204         (12,293)
 Due - five years through ten years          1,137,069         1,103,541             13,391         (46,919)
 Due - after ten years                       1,532,722         1,500,067             24,744         (57,399)
------------------------------------------------------------------------------------------------------------

   Total                                    $3,201,369        $3,129,295           $ 44,627       $(116,701)
============================================================================================================


Proceeds from bond sales during 1995 and 1994 were $1,757.5 million and $1,283.2 million, respectively. Gross gains of $54.0 million and $29.6 million and gross losses of $2.6 million and $35.8 million were realized on these sales in 1995 and 1994, respectively.

The carrying value of preferred stocks at December 31, 1995 and 1994 was $14.2 million and $15.7 million, and the related fair value of preferred stocks was $14.9 million and $15.0 million, respectively.

The cost of common stocks at December 31, 1995 and 1994 was $7.4 million and $2.3 million, respectively. The market value of common stocks at December 31, 1995 and 1994 was $9.0 million and $3.5 million, respectively.

 MORTGAGE LOANS AND REAL ESTATE

At December 31, 1995 and 1994 the Company's mortgage loans and real estate investments (excluding home office properties) were distributed as follows:



                                                   Mortgage Loans                           Real Estate
                                             ---------------------------             ---------------------------
                                               1995              1994                  1995               1994
-------------------------------------------------------------------------------------------------------------------
GEOGRAPHIC REGION
-----------------
New England                                     8.9%              9.6%                   -                  -
Middle Atlantic                                14.6              11.8                   0.1%                -
East North Central                             12.0              12.0                  20.5               17.8%
West North Central                              2.8               0.4                   0.1                0.1
South Atlantic                                 29.2              30.7                  48.6               40.9
East South Central                              5.1               5.8                    -                 5.8
West South Central                              2.4               3.9                  27.0               32.0
Mountain                                       15.8              14.9                    -                  -
 Pacific                                        9.2              10.9                   3.7                3.4
-------------------------------------------------------------------------------------------------------------------

            Total                             100.0%            100.0%                100.0%             100.0%
===================================================================================================================

PROPERTY TYPE
-------------
Residential                                       -               0.1%                   -                  -
Apartment                                      27.3%             23.4                    -                  -
Retail                                         27.7              30.6                  10.7%              16.8%
Office Building                                27.0              28.4                  10.2                8.8
Industrial                                     15.3              11.0                  73.4               73.5
Hotel/Motel                                     1.4               1.6                    -                  -
Mixed Use                                         -               2.7                    -                  -
Other Commercial                                1.3               2.2                   5.7                0.9
-------------------------------------------------------------------------------------------------------------------

            Total                             100.0%            100.0%                100.0%             100.0%
===================================================================================================================

The book value of mortgages, classified by scheduled year of contractual maturity, as of December 31, 1995 and 1994 are shown below. Expected maturities will differ because of scheduled principal payments and mortgage prepayments.


                                  1995                 1994
----------------------------------------------------------------
 1 year or less                     9.2%                 6.6%
 Over 1 through 3 years            12.3                 15.1
 Over 3 through 5 years            21.3                 24.2
 Over 5 through 10 years           35.6                 39.4
 Over 10 through 15 years          14.6                 11.0
 Over 15 through 20 years           6.3                  3.7
 Over 20 years                      0.7                   -
----------------------------------------------------------------

   Total                          100.0%               100.0%
================================================================




The estimated fair value of mortgages at December 31, 1995 and 1994, was $706.3 million and $577.0 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

POLICY LOANS

The estimated fair value of policy loans at December 31, 1995 and 1994, was $665.2 million and $654.2 million, respectively. The book value of variable rate policy loans approximates fair value. The fair value of fixed rate policy loans was estimated as the present value of future cash flows using reasonable assumptions for mortality and repayments, discounted at the current variable policy loan rate.

NOTE 6 - INVESTMENT INCOME

Investment income is presented net of related investment expenses of $38.3 million and $29.5 million for the years ended December 31, 1995 and 1994, respectively.

NOTE 7 - INVESTMENT PRODUCTS

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $842.8 million and $820.4 million, respectively, at December 31, 1995 and 1994. The fair value of liabilities for these investment products was $805.0 million and $763.0 million at December 31, 1995 and 1994, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NOTE 8 - SUBSEQUENT EVENT

In February 1996, National Financial Services, Inc. (a wholly owned subsidiary of the Company) purchased a controlling interest in LSW Holding Corporation, parent company of Life Insurance Company of the Southwest (LSW), a Texas domiciled life insurance company. LSW primarily markets annuities, with approximately 60% of total 1995 premiums collected from residents of California, Texas, and Florida. The purchase price was $100 million, subject to certain post-closing adjustments. LSW's unaudited statutory assets and surplus were $1.6 billion and $90.4 million, respectively, at December 31, 1995.


NOTE 9 - PENDING CHANGES IN ACCOUNTING POLICY

In April 1993 the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (Interpretation 40). The interpretation clarified that beginning in 1995 mutual life insurance and other enterprises are required to apply all applicable authoritative accounting pronouncements when issuing financial statements prepared in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting for Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (Statement 120). Statement 120 extends the effective date of Interpretation 40 from 1995 to 1996, and defines accounting principles to be used in accounting for long duration participating contracts by reference to the American Institute of Certified Public Accountants' Statement of Position 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (Statement of Position 95-1).

The effect of these pronouncements is that financial statements prepared on the basis of statutory accounting principles will no longer be described as prepared in conformity with generally accepted accounting principles beginning in 1996.

The Company believes that the changes required by Interpretation 40, Statement 120 and Statement of Position 95-1 will result in an increase in reported equity.


NOTE 10 - SURPLUS NOTES

On March 1, 1994, the Company issued $70.0 million of 8 1/4% Surplus Notes (the Notes) scheduled to mature on March 1, 2024, with semiannual interest payments commencing September 1, 1994. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims of the Company. The Notes may be redeemed in whole or in part at any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments are subject to prior written approval by the Commissioner of Banking, Insurance, and Securities of the State of Vermont (the Commissioner).

Liability for interest payments cannot be recorded in the financial statements until approval for the payments is received from the Commissioner. Total interest paid during 1995 and 1994 was $5.8 million and $2.9 million, respectively. Prorata interest accrued but not recorded at December 31, 1995 and 1994 was $1.9 million.

The Notes were sold at a discount of $.3 million. None of the Notes outstanding at December 31, 1995 were held by any affiliate of the Company.